Posting Supplement No. 244 dated June 13, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 61399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
61399	$1,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 61399. Member loan 61399 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	12.42%
Length of employment:	n/a	Location:	Bayside, NY

Home town:
Current & past employers:
Education:	SUNY Binghamton

This borrower member posted the following loan description, which has not been verified:

My sister is getting married, I'd love to help her get started!

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 299651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
299651	$10,800	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 299651. Member loan 299651 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,677 / month
Current employer:	Media Organization	Debt-to-income ratio:	15.36%
Length of employment:	2 years	Location:	Springfield, VA

Home town:
Current & past employers:	Media Organization
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	38
Revolving Credit Balance:	$5,987.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 354591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
354591	$9,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 354591. Member loan 354591 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Links Business Capital	Debt-to-income ratio:	1.64%
Length of employment:	9 months	Location:	Dallas, TX

Home town:	Amarillo
Current & past employers:	Links Business Capital, Katzen Marshall
Education:	Texas Christian University

This borrower member posted the following loan description, which has not been verified:

Hi. I am trying to repay medical bills I have incurred that my insurance will not pay for. I have perfect credit and have never made a late payment in my life.

A credit bureau reported the following information about this borrower member on August 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,585.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 372817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372817	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372817. Member loan 372817 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,333 / month
Current employer:	Jones Walker	Debt-to-income ratio:	22.37%
Length of employment:	1 year 6 months	Location:	New Orleans, LA

Home town:	Amityville
Current & past employers:	Jones Walker
Education:	Tulane University of Louisiana

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate credit card debt at a lower interest rate. In total I am consolidating 3 credit cards. I prefer to make one monthly payment and avoid the higher interest charges. I have invested money with Lending Club and it's a great service. As a lender as well I can assure you that timely payments will be a priority without question. I am an attorney with a stable job so I will be consistent in making monthly payments. I hope you will consider helping. Feel free to contact me with any questions.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,386.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 374130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374130	$20,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374130. Member loan 374130 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	DriveCam, Inc.	Debt-to-income ratio:	10.92%
Length of employment:	1 year 5 months	Location:	San Diego, CA

Home town:	Greenbrae
Current & past employers:	DriveCam, Inc., Nokia
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

Hello, I currently have about $20k in high-interest creditcard debt. I would like to refinance this debt at a more favorable interest rate, and in doing so, accellerate the payoff. Currently, I'm paying ~$1000/month and not getting very far. By refinancing the rate down to 8%, I can pay off the debt completely in 3 years with a $630 payment - a big win for me - and you get interest income.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$20,714.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 375929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375929	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375929. Member loan 375929 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,187 / month
Current employer:	WVDOT	Debt-to-income ratio:	4.05%
Length of employment:	6 years 5 months	Location:	parkersburg, WV

Home town:	Charleston
Current & past employers:	WVDOT, S&S Engineering
Education:	Marietta College

This borrower member posted the following loan description, which has not been verified:

I will use this loan to consolidate high interest store name credit cards used for renovation of my home. I've been in my house over two years and haven't missed a payment by even a day.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,259.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386435	$24,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386435. Member loan 386435 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,400 / month
Current employer:	US Government Dpt of HUD	Debt-to-income ratio:	11.51%
Length of employment:	22 years	Location:	vallejo, CA

Home town:
Current & past employers:	US Government Dpt of HUD
Education:

This borrower member posted the following loan description, which has not been verified:

I am planning several home improvement project utilizing the savings from my recent refinance of my home at 4.5%. I want to go go green with solar panels on my house utilzing the government incewntive program in the stimulus bill I will recieve the tax credit next year. Also, I want to renovate the kitchen which is one of the best returns on investment in a house. Added note on income: My wife works in accounting and makes $63,200/yr

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,093.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398185	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398185. Member loan 398185 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,542 / month
Current employer:	Deloitte & Touche LLP	Debt-to-income ratio:	10.92%
Length of employment:	8 years 10 months	Location:	Rancho Palos Verdes, CA

Home town:
Current & past employers:	Deloitte & Touche LLP
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

Seeking to consolidate debt into a single payment and at a better rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,630.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401572	$20,200	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401572. Member loan 401572 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,531 / month
Current employer:	Union for Reform Judaism	Debt-to-income ratio:	10.19%
Length of employment:	2 years 10 months	Location:	Brooklyn, NY

Home town:	Burlingame
Current & past employers:	Union for Reform Judaism
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

This is to consolidate all credit debt. I have a great credit score. I am chosing to consolidate my credit balances to make my monthly payment more managable and to bring down my debt faster. I do not want to take any negative actions toward my credit.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,167.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403004	$9,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403004. Member loan 403004 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,048 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	13.99%
Length of employment:	9 years 7 months	Location:	Endicott, NY

Home town:	Endicott
Current & past employers:	Lockheed Martin Corp.
Education:	Binghamton University

This borrower member posted the following loan description, which has not been verified:

I am in deseparate need of repair of my roof and gutters on an old EJ home I purchased 3 years ago. I have an excellent job, 10 years at Lockheed Martin. I have been making improvements to the home since I moved in, building the equity back up, yet unfortunately it has absorbed quite a bit of my cash flow. To date I have put in new electric service, a new furnace with A/C, a new concrete patio, a new driveway, new kitchen, and updated my bathroom. I would like to be able to continue to build the equity. Thank you for your consideration of helping to fund my loan.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	30
Revolving Credit Balance:	$19,358.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405313	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405313. Member loan 405313 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	chula vista elementary school district	Debt-to-income ratio:	4.44%
Length of employment:	5 years 10 months	Location:	Chula Vista, CA

Home town:
Current & past employers:	chula vista elementary school district, GNC
Education:	National Academy of Fitness and Sports Nutrition

This borrower member posted the following loan description, which has not been verified:

The purpose for the loan is to purchase additional inventory for my Retail Sports Nutrition Store. Inventory to purchase Sports Wear for men & women. Before starting my own business, I worked for GNC for 8 years. Store Location: Is next to the Family Gym which is the target markets for gym members. Also I benefits from its location located in the busy street and strip mall. If I am approved for this loan it will help me take my business to the next level. I don't have any other business loan because I use my personal funding for start up cost. I am very Passionate about my business. I have enough space (1,756 square feet) to add more inventory.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,458.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405559	$17,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405559. Member loan 405559 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	federal mogul	Debt-to-income ratio:	4.41%
Length of employment:	5 years 2 months	Location:	STANTON, MI

Home town:	trufant
Current & past employers:	federal mogul, consumers energy
Education:	Ferris State University, Montcalm Community College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I have a need for monies for a short time period to help with some family health issues. My credit is good and I am a responsible person. If things go as planned this loan will not go full term. I can afford the extra payment if it does go full term. I am an Electrical Engineer and a Licensed Master Electrician with an income of $65,000.00 per year. Regards, Jerry Garbow

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,878.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407515	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407515. Member loan 407515 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Summit County Labor Relations	Debt-to-income ratio:	11.88%
Length of employment:	20 years 11 months	Location:	Akron, OH

Home town:	Akron
Current & past employers:	Summit County Labor Relations
Education:

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan to assist my disabled Veteran daughter cover the cost of going to college. I have an impecible credit report and she does not. Because my daughter is 34 years old I am unable to apply for this loan thru normal federal student loans.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1969	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	10
Revolving Credit Balance:	$176.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407969	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407969. Member loan 407969 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	American Express	Debt-to-income ratio:	22.51%
Length of employment:	1 year 4 months	Location:	Phoenix, AZ

Home town:	Oskaloosa
Current & past employers:	American Express
Education:	University of Iowa

This borrower member posted the following loan description, which has not been verified:

Good Evening, I am looking to consolidate some high interest credit card debt of $12,500. There are 9 total creditors that I have debts with. I am finally in a position where I am reducing my revolving debts, using the "snowball" method, I have eliminated 2 1/2 so far, since the beginning of 2009. 2009 will be my first year making over $30,000, I will actually make $46000 this year. I am very serious about eliminating these debts, and am looking for a potential lender that recognizes the situation. If I receive the loan and clear all my credit card debt, my Fico will jump from 640 to 700 or better. I can then obtain a loan from a bank for the amount, and pay off the amount that a peer lended me. This results in no risk on your part. It's a difficult situation, because if I get the loan my credit score jumps and Im in better shape, but to get my credit score higher, I need the reduction of the debts. It's very difficult, I put myself in this position, but need to get out of it effectively. This seems to be the best alternative.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	72
Revolving Credit Balance:	$13,450.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408085	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408085. Member loan 408085 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	lcom inc	Debt-to-income ratio:	13.45%
Length of employment:	4 years 3 months	Location:	BOCA RATON, FL

Home town:
Current & past employers:	lcom inc
Education:

This borrower member posted the following loan description, which has not been verified:

My intention is to satisfy a $2500 medical deductible due immediately as well as paying my credit card.As far as a responsible candidate,this is why Im applying so my credibility stays intact with this loan. thanx

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,274.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408248	$11,300	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408248. Member loan 408248 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,706 / month
Current employer:	LifeNet Inc.	Debt-to-income ratio:	22.29%
Length of employment:	5 years 11 months	Location:	Royal, AR

Home town:	Little Rock
Current & past employers:	LifeNet Inc.
Education:	Hendrix College, National Park Community College, University of Arkansas for Medical Sciences

This borrower member posted the following loan description, which has not been verified:

I am a 27 year old paramedic in good health and working for a strong, growing company. I also work part-time as a firefighter. I am single, childless and have no financial responsibility other than for myself. I have, however, been assisting my family with some health expenses of late. Unfortunately, this resulted in my taking on some rather unsavory credit card debt. I can afford the debt, but now I am resolved to pay it off. My goal with full funding is to pay off my credit card and have enough left over for a down payment towards buying a home. I qualify for the $8000 tax credit and would use that money to pay my car note. Result: debt-free homeowner in 3-4 years!

A credit bureau reported the following information about this borrower member on May 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,672.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408419	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408419. Member loan 408419 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,875 / month
Current employer:	State of Michigan	Debt-to-income ratio:	24.57%
Length of employment:	14 years 8 months	Location:	CADILLAC, MI

Home town:	Saginaw
Current & past employers:	State of Michigan
Education:

This borrower member posted the following loan description, which has not been verified:

none

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,607.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 408453

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408453	$5,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408453. Member loan 408453 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	18.49%
Length of employment:	5 years 9 months	Location:	Bentonville, AR

Home town:	Pea Ridge
Current & past employers:	Wal-Mart Stores
Education:	NorthWest Arkansas Community College

This borrower member posted the following loan description, which has not been verified:

My fiance and I were discussing our future budget and decided it would be best if we consolidate our high interest credit card debt.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	45
Revolving Credit Balance:	$620.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408782	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408782. Member loan 408782 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	JC Penney Corp	Debt-to-income ratio:	12.67%
Length of employment:	1 year	Location:	Citrus Heights, CA

Home town:	Sacramento
Current & past employers:	JC Penney Corp, McGraw-Hill
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Hello everyone, This is my first time using Lending Club. I am currently preparing for my wedding which will be in late August. The majority of the expenses are being covered by family -I am looking to obtain a loan for 15k to cover a portion of the wedding as well as consolidate debt already accrued from expenses. In regards to my own background, I have a stable job and have not ever had any late payments or delinquencies on my credit. I make all my payments on time and will continue to do so if provided with this loan. Furthermore, I am also living with and taking care of my parents in their home which is paid off so I do not have a mortgage payment to make. Following our wedding, my fiance and I plan to remain at my parents' home for at least 6-9 months while we save up money to look into buying our own home. This is my financial history: I have two credit cards currently carrying balances of approximately 4300 and 1500 with interest rates of 18% and 13%. Much of this debt has been accrued from wedding expenses (i.e. invitations, bills for catering, etc.). I have been making monthly payments of at least $400 on the higher balance card while I have been paying about $60-80 on the lower balance card. My goal with this loan would be to consolidate my debt into one monthly, low interest payment. Overall, I am good candidate for this loan because I make all my payments, I understand the importance of good credit (looking for a home so I know what big difference minor fluctuations in the credit score can entail). Thank you for your time and God bless.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,371.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409145	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409145. Member loan 409145 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Ria Financial	Debt-to-income ratio:	3.58%
Length of employment:	9 years	Location:	Vancouver, WA

Home town:
Current & past employers:	Ria Financial
Education:

This borrower member posted the following loan description, which has not been verified:

My business has had a very raid growth and I do not have more space to attend my customers. I would like to expand my location by renting the next business space and make some constructions upgrades to both locations.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,320.00	Public Records On File:	1
Revolving Line Utilization:	71.20%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409146	$11,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409146. Member loan 409146 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	24.22%
Length of employment:	7 years	Location:	Kenmore, NY

Home town:	Buffalo
Current & past employers:
Education:	SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

My husband and I have a personal loan that is currently at 14.99% and are looking to lower the rate to below 10%. The current payments are $500.00 per month and while we are making the payments each month, we would really like to free up some money. We are both employed full time in stable jobs.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,354.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409200	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409200. Member loan 409200 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,215 / month
Current employer:	Lucky 7 Capital Investments, inc.	Debt-to-income ratio:	1.34%
Length of employment:	4 years 9 months	Location:	Ocoee, FL

Home town:
Current & past employers:	Lucky 7 Capital Investments, inc., Bank of America Corp.
Education:	Yale School of Management

This borrower member posted the following loan description, which has not been verified:

The same company that gave me a quote for the remodel of my kitchen and master bath in January of 2008 for $32,000.00 has reduced the quote to $24,750.00. I have been holding off due to economic conditions, but, with such a large equity possition in my house, I have deciced to go ahead with my dream kitchen and master bath. Thanks, Barbara

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,789.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409231	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409231. Member loan 409231 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	fk bearings	Debt-to-income ratio:	22.28%
Length of employment:	20 years	Location:	SOUTHINGTON, CT

Home town:	southington
Current & past employers:	fk bearings, caval tool
Education:

This borrower member posted the following loan description, which has not been verified:

not sure what to write here.....

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,205.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 409769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409769	$7,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409769. Member loan 409769 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,034 / month
Current employer:	New York City Department of Education	Debt-to-income ratio:	13.43%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:	Athens
Current & past employers:	New York City Department of Education
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

Motorcycle purchase. I have additional income in my wife's salary, but didn't include it in the loan application because I didn't want her to be a co-borrower.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$16,343.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 410010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410010	$2,100	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410010. Member loan 410010 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	BioLegend, Inc.	Debt-to-income ratio:	0.39%
Length of employment:	6 months	Location:	San Diego, CA

Home town:	Mission Hills
Current & past employers:	BioLegend, Inc., FFA Sciences, The Scripps Research Institute, University of California- San Francisco Department of Anaesthesiology
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

I am a responsible professional who will pay the loan back in a timely manner. I make all my payments on time and have a very low debt to income ratio.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	36
Revolving Credit Balance:	$569.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410337	$19,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410337. Member loan 410337 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,050 / month
Current employer:	General Dynamics	Debt-to-income ratio:	11.80%
Length of employment:	5 years 1 month	Location:	HARKER HEIGHTS, TX

Home town:	Conway
Current & past employers:	General Dynamics, US Army
Education:	University of Central Arkansas, St. Mary's University, San Antonio, Defense Language Institute

This borrower member posted the following loan description, which has not been verified:

We are looking to consolidate our debts. We are both military contractors with very stable jobs. We would like a loan to consolidate our four debts in order to make us debt-free (other than the mortgage) in three years. We have accrued these debts through graduate school expenses, moving expenses and debts from previous marriages (tile flooring for husband's former home--a floor we can't even walk on!!). We are looking to consolidate the bills, knock them out in three years and start a new financial future. We own our home, have a paid-off vehicle and we certainly are not living 'la vida loca'. We are not financially strapped monthly; we are just looking for a way to pay off our debts more efficiently with a lower interest rate.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,844.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410375	$16,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410375. Member loan 410375 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,608 / month
Current employer:	US Department of Defense	Debt-to-income ratio:	14.13%
Length of employment:	7 years 5 months	Location:	Richmond, VA

Home town:	Orange
Current & past employers:	US Department of Defense, Carpenter Co. (1992 - 1997)
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

Min Amount of Loan: $10,000 Up to a maximum of: $16,000 Loan to be utilized for debt consolidate (approx. $12,000), and Orthondontic/Dentistry debt (approx. $4,000) Debt to income ratio is fairly good, as is yearly income of $91K with the Federal Government affording stability with income flow.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,815.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 410564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410564	$7,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410564. Member loan 410564 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,690 / month
Current employer:	Southern regional medical center	Debt-to-income ratio:	8.64%
Length of employment:	5 years 5 months	Location:	RIVERDALE, GA

Home town:	Hartwell
Current & past employers:	Southern regional medical center, Ramada Inn Convention Center
Education:	State University of West Georgia

This borrower member posted the following loan description, which has not been verified:

Used to improve home

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,332.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410765	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410765. Member loan 410765 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	American Eagle Dist. Co.	Debt-to-income ratio:	12.55%
Length of employment:	4 years 7 months	Location:	GREELEY, CO

Home town:	Fairfax
Current & past employers:	American Eagle Dist. Co., The Egg and I
Education:	Colorado State University, University of Northern Colorado

This borrower member posted the following loan description, which has not been verified:

My wife and I have numerous credit cards with varying intrest rates. We would like to be able be debt free in the next 5 years. We would like get a loan to pay off those credit cards so we are paying down 1 debt at a reasonable rate instead of paying multiple accounts every month. We bought a townhome 2 years ago. I have been at my job as a supervisor at a local distributor for 4 1/2 years and I also have a weekend job at a local brewery which i've had for 2 1/2 years. My wife is a teacher at a local private school and she has been there 3 years. We pay our bills on time and are looking for a way to be debt free.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410780	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410780. Member loan 410780 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	11.40%
Length of employment:	2 years 11 months	Location:	Queens, NY

Home town:
Current & past employers:	JPMorgan Chase & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am looking for a loan to consolidate credit card balances in order to smooth my monthly payment stream and improve my overall interest rate. Reason: Instead of having keep track of several payments a month, I'd rather make one bulk payment, while simultaneously lowering my effective rate. I will not be incurring additional debt with this loan; instead, it will help me eliminate 5 entire credit card balances. About Me: I work in finance in a large global investment bank in a stable sector (our group continues to hire new employees) with a salary of $80k and was recently promoted at the beginning of '09. I have liquid savings of $15k. I have never missed a card/loan payment and track my finances very meticulously.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,014.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411092	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411092. Member loan 411092 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,167 / month
Current employer:	R.R. Donnelley & Sons	Debt-to-income ratio:	8.35%
Length of employment:	1 year	Location:	Danville, KY

Home town:	Danville
Current & past employers:	R.R. Donnelley & Sons, American Tokyo Rope (ATR)
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate the remaining balance on two credit card balances and for home improvement. I have been married for 33 years with one son, who is currently serving the country in the Air Force. I worked for A.T.R. , a wire manufacturer for 27 years before they went out of business due to the economic downturn. I am currently employed with a publishing company for the past year. I am financially stable and responsible. Looking to payoff some credit card debt and add a sunroom to my home. I am coming to the lending club community to help me build a nice sunroom to enjoy a cold glass of iced tea. I will answer all question from potential lenders at my earliest convience. I thank you for viewing my listing.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	52
Revolving Credit Balance:	$17,737.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411093	$8,800	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411093. Member loan 411093 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,479 / month
Current employer:	Global Payments, Inc.	Debt-to-income ratio:	4.89%
Length of employment:	6 years 3 months	Location:	ATLANTA, GA

Home town:	Denton
Current & past employers:	Global Payments, Inc., Wachovia Corp., Westinghouse Electric Supply Co. / WESCO
Education:	Texas A&M University (College Station), Georgia State University

This borrower member posted the following loan description, which has not been verified:

This loan is to help pay for my wedding expenses and a small loss in selling my house. Thanks.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,055.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411201	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411201. Member loan 411201 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,242 / month
Current employer:	American Eagle Outfitters Inc.	Debt-to-income ratio:	8.30%
Length of employment:	2 years	Location:	NATRONA HEIGHTS, PA

Home town:	East Pittsburgh
Current & past employers:	American Eagle Outfitters Inc., Ricoh Business Solutions
Education:	University of Pittsburgh-Johnstown

This borrower member posted the following loan description, which has not been verified:

I greatly appreciate you considering my loan request. I have been looking for something like this for the past three years. I moved to NYC right out of college to start working and found it difficult to stay on my feet. I got myself into a substanital amount of debt and now I am working to dig myself out. This loan would help me so much. Thank you!

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,880.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411206	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411206. Member loan 411206 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	City of Richmond	Debt-to-income ratio:	16.25%
Length of employment:	15 years 4 months	Location:	Richmond, VA

Home town:
Current & past employers:	City of Richmond
Education:

This borrower member posted the following loan description, which has not been verified:

CC company just raised rate- want to reduce and pay off.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,821.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411220	$15,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411220. Member loan 411220 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Mesquite ISD	Debt-to-income ratio:	4.06%
Length of employment:	7 years	Location:	DALLAS, TX

Home town:	Plattsburg
Current & past employers:	Mesquite ISD
Education:	Southern Methodist University, Amberton University

This borrower member posted the following loan description, which has not been verified:

PREVIOUS:I have two credit cards whose interest rates are high due to spending by a second party. I would like to consolidate these and pay the debt off early. I am a teacher with a solid income and no dependents. I rent, and have a second income during the summers. NEW: I had this loan request listed and was under the impresssion that my bank account waa verified, and unfortunately the lising expired while I was out of town. I am relisting with the same intent and description.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	40
Revolving Credit Balance:	$16,594.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411233	$22,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411233. Member loan 411233 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	FHI INFO SOLUTIONS INC	Debt-to-income ratio:	20.61%
Length of employment:	1 year 1 month	Location:	LANCASTER, PA

Home town:	MILLVILLE
Current & past employers:	FHI INFO SOLUTIONS INC, VANGUARD Mutual Funds
Education:	Rowan University

This borrower member posted the following loan description, which has not been verified:

The credit card was used for a home improvement work. I always pay my bills on-time. I don't pay late or default.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,294.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 411236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411236	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411236. Member loan 411236 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	OFFICEALLY.COM	Debt-to-income ratio:	12.16%
Length of employment:	3 years	Location:	LAKE FOREST, CA

Home town:	sacramento
Current & past employers:	OFFICEALLY.COM
Education:	American River College

This borrower member posted the following loan description, which has not been verified:

High integrity

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	73
Revolving Credit Balance:	$5,389.00	Public Records On File:	1
Revolving Line Utilization:	28.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411258	$9,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411258. Member loan 411258 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	Napa Smith Brewery	Debt-to-income ratio:	23.92%
Length of employment:	3 years	Location:	Napa, CA

Home town:	San Jose
Current & past employers:	Napa Smith Brewery
Education:	City College of San Francisco, Expresion center for new media

This borrower member posted the following loan description, which has not been verified:

I need to get rid of me credit cards. I want to be dept free, but with the amount i owe and the interest they charge it will be a very long time for me to get out of debt. The money will go to pay off my credit cards and cancel them. I have a great job with a great company. This loan will help me to reach my goal of becoming debt free.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	29
Revolving Credit Balance:	$29,330.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411282	$2,150	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411282. Member loan 411282 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	J R Dunn Jewelers	Debt-to-income ratio:	15.01%
Length of employment:	6 years 8 months	Location:	MIAMI, FL

Home town:	Richmond
Current & past employers:	J R Dunn Jewelers, Littman Jewelers
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

I will use the money to take my Girlfriend,on a dream vacation to celebrate our 10th anniversary together. I am a very hard working responsible person.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	69
Revolving Credit Balance:	$27,385.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411425

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411425	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411425. Member loan 411425 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	nicholsr industrial sales	Debt-to-income ratio:	3.68%
Length of employment:	10 years 6 months	Location:	Birmingham, AL

Home town:	Birmingham
Current & past employers:	nicholsr industrial sales, Nichols Industrial Sales Company Inc.
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

I am using this loan to convert all my credit cards into one monthly payment

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1970	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	7
Revolving Credit Balance:	$6,383.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411439	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411439. Member loan 411439 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Independent Electric Supply	Debt-to-income ratio:	5.73%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:	Florence
Current & past employers:	Independent Electric Supply, Billows Electric Supply
Education:

This borrower member posted the following loan description, which has not been verified:

I have previously requested a loan of 10,000 and have been approved, but I have decided to increase the loan a few dollars to pay off my car as well. Thank you,

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	30
Revolving Credit Balance:	$1,842.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411440	$3,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411440. Member loan 411440 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	n/a	Debt-to-income ratio:	15.02%
Length of employment:	n/a	Location:	Flint, TX

Home town:	Jackson
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

My fiancee and I want to have a really nice wedding but we are coming up a little bit short and would like some help.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,689.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411444	$9,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411444. Member loan 411444 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Google Inc.	Debt-to-income ratio:	9.48%
Length of employment:	2 years 8 months	Location:	Niles, IL

Home town:
Current & past employers:	Google Inc.
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

Hi Lending Club Community, I'm looking for a personal loan to pay off a Chase credit card and a Bank of America line of credit. Both banks have raised their APRs and I'm looking to consolidate the debt with a loan from investors such as yourself. I'm a responsible individual w/ a great job who is just looking for more simplicity my life. Thanks for looking!

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,612.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411492	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411492. Member loan 411492 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Delphia Consulting, LLC	Debt-to-income ratio:	5.47%
Length of employment:	7 years 5 months	Location:	Westerville, OH

Home town:	Tallmadge
Current & past employers:	Delphia Consulting, LLC, NEtmap Analytics
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

Consolidate debt loan

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,546.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411507	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411507. Member loan 411507 was requested on June 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	State of Hawaii/DHS/OYS/HYCF	Debt-to-income ratio:	13.09%
Length of employment:	3 months	Location:	Honolulu, HI

Home town:
Current & past employers:	State of Hawaii/DHS/OYS/HYCF
Education:	Currently working on a PhD at Capella University, Earned Master's Degree in Criminal Justice Administration from Chaminade University

This borrower member posted the following loan description, which has not been verified:

Aloha, I'm in need of $20,000-$25,000 funding to start on a planned business venture. I have had several auto loans and personal loans with banks totaling $4,000-$33,000 and have paid them all on time and in completion. The reason I cannot get a loan from a bank right now is because I have been in a few different jobs in the past 2 years, with gaps in between employment. I also just recently purchased a 2009 vehicle so it looks like I have too much obligation. However, I can afford to pay for the loan, even when my worst luck occurs and my business plan fails.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,790.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411549	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411549. Member loan 411549 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Starbucks Coffee	Debt-to-income ratio:	14.66%
Length of employment:	9 months	Location:	POUND RIDGE, NY

Home town:	Chicago
Current & past employers:	Starbucks Coffee
Education:	Kendall College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	16
Revolving Credit Balance:	$11,212.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411653	$12,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411653. Member loan 411653 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Central Parking Systems	Debt-to-income ratio:	8.85%
Length of employment:	3 years 6 months	Location:	DAYTONA BEACH, FL

Home town:	Lawton
Current & past employers:	Central Parking Systems
Education:	DBCC

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate 3 accounts from wells fargo to stop revolving interest and purchase property for investment.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	39
Revolving Credit Balance:	$4,759.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411682	$15,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411682. Member loan 411682 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Endeavor Consulting	Debt-to-income ratio:	8.91%
Length of employment:	3 months	Location:	Carnation, WA

Home town:	Ann Arbor
Current & past employers:	Endeavor Consulting, University of Michigan
Education:	University of Michigan, Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

As part of my separation settlement, I am required to pay debt on my ex's credit cards (her debt, not mine). I agreed to this, as well as a sum of cash, which has been already paid, in order to avoid going to court to fight over property. I have managed to pay the cash settlement portion (12K), and, had the process moved more quickly, I could have refinanced and obtained the remaining amount as cash out against my home. However, because of the housing market collapse, I have been unable to refinance after almost a year of attempts to do so. I would like to find the financing so I can close this issue and move on with my life.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,750.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 411755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411755	$2,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411755. Member loan 411755 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Silver Lining Investment Properties LLC	Debt-to-income ratio:	17.17%
Length of employment:	2 years 8 months	Location:	Eugene, OR

Home town:
Current & past employers:	Silver Lining Investment Properties LLC, Tucker Built Construction
Education:	Lane Community College

This borrower member posted the following loan description, which has not been verified:

My company is Silver Lining Investment Properties LLC, and we have been in business since 2007 buying and selling residential houses. We buy bank owned houses at .40 to .50 cents on the dollar and then resell them to retail buyers and investors for .80 cents on the dollar. It is great to see new home owners in an affordable house with pre-existing equity. Our company runs about 3 to 5 properties at a time. Since the current credit meltdown our business lines of credit with two of our banks and loan programs have disappeared. We now need to reinvest most of our profits to fund any new properties we purchase, which is fine, but ties up a lot of our cash and is keeping us from expanding our business. This loan would help us with a down payment on a great property deal in Portland, Oregon. We just had an offer accepted by Umpqua Bank for $225,000 and need to put 20% down to get financing or $45,000. We are investing $34,000 of our own cash for the down payment and still need $11,000 to meet the 20% down payment requirement of $225,000. The property is valued at $399,000 which is very conservative market price; two comparables on the same street have sold for about $425,000 in the last 2 months. It is in a great neighborhood by great schools, and it is too good of an opportunity to pass up. -The loan will be paid off in 6 months to 1 year, after the house is sold or refinanced. Thank you for your consideration, Michael Allen Silver Lining Investment Properties LLC Owner

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,687.00	Public Records On File:	1
Revolving Line Utilization:	39.20%	Months Since Last Record:	81
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411759	$13,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411759. Member loan 411759 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,753 / month
Current employer:	RGIS Inventory Specialists	Debt-to-income ratio:	13.98%
Length of employment:	4 years 4 months	Location:	NORTH ATTLEBORO, MA

Home town:	Attleboro
Current & past employers:	RGIS Inventory Specialists, Sun Chronicle
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan to pay off some debt that I have and to also move into my own place. I have been with my job for 4.5 years and I have just been offered another job that I will be taking. I make my bill payments every month and would just like to have one payment instead of several. I'm just looking for someone to give me a chance.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,670.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411775	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411775. Member loan 411775 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Priority Jet LLC.	Debt-to-income ratio:	7.23%
Length of employment:	1 year 6 months	Location:	Jackson, GA

Home town:	Houston
Current & past employers:	Priority Jet LLC., Global Data Aviation
Education:	Falcon Flight School

This borrower member posted the following loan description, which has not been verified:

Lender(s), I am a corporate pilot who was unemployed a couple of years ago. I only have credit card debt and a house payment. I would love to pay-off my Credit Card debt but the interest is killing me. Please take some consideration in loaning me some cash to pay this off. I am always on time with my credit card bills. Thank you, Phillip Wolfram

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	21
Revolving Credit Balance:	$13,018.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411779	$18,250	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411779. Member loan 411779 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,288 / month
Current employer:	Kappa Silk Printing	Debt-to-income ratio:	15.03%
Length of employment:	5 years	Location:	BEVERLY HILLS,, CA

Home town:	korea
Current & past employers:	Kappa Silk Printing
Education:	Seoul University

This borrower member posted the following loan description, which has not been verified:

I am applying for a loan.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$96,430.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 411798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411798	$7,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411798. Member loan 411798 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	E.M Vanover Piano & Performing Arts Studio	Debt-to-income ratio:	24.96%
Length of employment:	5 years	Location:	Houston, TX

Home town:	Mobile
Current & past employers:	E.M Vanover Piano & Performing Arts Studio, The Motherhood Center, Amore Medical Spa
Education:	University of St. Thomas at Houston

This borrower member posted the following loan description, which has not been verified:

We are currently in the process of trying to sell our home. We are needing some disposable income to help complete the repairs. We hope to pay this back once the home sells.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	10
Revolving Credit Balance:	$571.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411809	$19,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411809. Member loan 411809 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,975 / month
Current employer:	Bureau Veritas	Debt-to-income ratio:	10.54%
Length of employment:	3 years 11 months	Location:	BUFFALO, NY

Home town:	Ft Madison
Current & past employers:	Bureau Veritas, Delaware North Companies, Barrister Info Systems, National City Corp.
Education:	SUNY at Buffalo, Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I will use this loan to pay off and close two revolving accounts (8k and 6k) and pay off two other debts with the rest - i have an excellent work history and excellent pmt history of all my accts for 20+ years.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	13
Revolving Credit Balance:	$30,092.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411843

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411843	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411843. Member loan 411843 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	General Electric	Debt-to-income ratio:	11.27%
Length of employment:	1 year 6 months	Location:	Simpsonville, SC

Home town:	Glenn Ridge
Current & past employers:	General Electric, Exxon Mobil Corporation
Education:	Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

Financing purchase of used Ericson 23 sailboat.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,572.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 411870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411870	$19,400	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411870. Member loan 411870 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,327 / month
Current employer:	n/a	Debt-to-income ratio:	23.95%
Length of employment:	n/a	Location:	Saint Louis, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am very determined to get out of debt asap. I could just pay off my debts directly but the interest rates are higher. I have a secure job as a mechanical engineer and I have pretty good income. I have never defaulted on any loans. I have no late payments in my credit. I am a very responsible person when it comes to paying debts. Please feel free to ask any questions you may have. Thank you.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,956.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411992	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411992. Member loan 411992 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Spot	Debt-to-income ratio:	7.15%
Length of employment:	11 months	Location:	Chicago, IL

Home town:
Current & past employers:	Spot
Education:	Cleveland State University

This borrower member posted the following loan description, which has not been verified:

This loan would be to consolidate my credit card debts, and have one payment at a reasonable interest rate.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,217.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 412023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412023	$20,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412023. Member loan 412023 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Cooper Industries Ltd.	Debt-to-income ratio:	15.90%
Length of employment:	3 months	Location:	Palm Desert, CA

Home town:	Cambridge
Current & past employers:	Cooper Industries Ltd., Quiring Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am a good investment, the money will be paid back ahead of time, and we will both prosper from this union.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	42
Revolving Credit Balance:	$30,965.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412034	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412034. Member loan 412034 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,583 / month
Current employer:	James O. Sanders	Debt-to-income ratio:	14.66%
Length of employment:	7 years	Location:	WAYNE, PA

Home town:	Phoenixville
Current & past employers:	James O. Sanders, Tom Singer
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to get out of debt

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,896.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412144	$5,550	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412144. Member loan 412144 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	trader joes	Debt-to-income ratio:	16.95%
Length of employment:	7 years 2 months	Location:	BELMONT, CA

Home town:	belmont
Current & past employers:	trader joes, Longs Drug Stores
Education:	college of san mateo

This borrower member posted the following loan description, which has not been verified:

I plan on using this loan to pay off a few of credit cards I owe money on. I have been making monthly payments on all of my cards regularly. I have no negative marks and have only made a couple of late payments in the 10 years that I have had credit cards. I have never missed a payment. The cards collectively have just too high of interest rates to get anywhere with the payments I can make. The payments are always above the minimum payment its just not enough. I will of course plan on making larger than minimum payments to you as well. I plan on canceling a couple of them but not all of them because I heard that is bad for your credit. I would really appreciate this loan because I would really like to be able to start enjoying my paycheck someday instead of just paying bills and maybe one day have good enough credit to purchase a home. I have a very secure job at an extremely popular trendy inexpensive grocery store chain that continues to grow especially in these hard times. I have been there for over 7 years. I also had to move back in with my parents after a break up and have no rent to pay. I plan on staying here for at least another year. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,192.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412148	$6,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412148. Member loan 412148 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Hackensack Board Of Ed.	Debt-to-income ratio:	17.59%
Length of employment:	2 years	Location:	HACKENSACK, NJ

Home town:	Hackensack
Current & past employers:	Hackensack Board Of Ed.
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

Hi, me and my fiance would like to get married soon, we are very responsible on our monthly payments, the only bills that I have are very minimum, as he pays for rent and or other expenses, my credit score is over 700, these loan will mean the world to me as I will realize my dream wedding with the man I love.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,523.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412217	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412217. Member loan 412217 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Federal Aviation Administration (FAA)	Debt-to-income ratio:	19.61%
Length of employment:	6 years 6 months	Location:	Pearl City, HI

Home town:	Waimea
Current & past employers:	Federal Aviation Administration (FAA)
Education:	Heald College at Honolulu

This borrower member posted the following loan description, which has not been verified:

Hi, I would like to refinance my loans with a better interest rate. Thanks, Romeo

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,694.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412246

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412246	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412246. Member loan 412246 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,585 / month
Current employer:	Principal Financial Group	Debt-to-income ratio:	23.85%
Length of employment:	5 years 2 months	Location:	Leeds, AL

Home town:	Cruger
Current & past employers:	Principal Financial Group
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

I have an opportunity to expand my pet care franchise by purchasing another established franchise in a nearby market. My business plan calls for $35,000 total investment. I have $10,000 to invest in this project. The additional franchise is $22,000 and my operating budget for the first six months is $13,000. The operating budget will cover marketing expense, the purchase of a new computer and other overhead related to the operation of the two franchises. Fetch! Pet Care is a leader in the pet care industry. With over 200 franchises nationwide we are one of the fastest growing franchise companies in the US. I have over 15 sitters in my market today and the new territory has 8 sitters with an opportunity to expand that number immediately. This is a family owned and operated business. Please share any questions you have and I'll be happy to answer them. Have a great day and thanks for your consideration.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,741.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 412286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412286	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412286. Member loan 412286 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Sun State Builders	Debt-to-income ratio:	24.59%
Length of employment:	4 years 1 month	Location:	Tempe, AZ

Home town:	Newport Beach
Current & past employers:	Sun State Builders, DBAC, City of Newport Beach
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I am requesting a personal loan in the amount of $25,000. I have credit card debt that I would like to eliminate, especially since the two that carry high balances just notified me that they will be raising the interest rate in July. I have never been even one day late on these two cards. Currently I pay about $600 a month on various credit accounts and I determined that through a debt consolidation loan at around 11% interest for 5 years, I could pay off this debt and still be able to save half of what I am paying monthly to credit cards. I am a single woman with a good job and own a home in Arizona. The condition of the housing market in AZ is dismal and hence I cannot obtain a home equity loan to pay this debt off. I have been working for my current employer for 4 years and feel confident that my job is secure. 8 years ago I had to declare bankruptcy due to my husband's suicide. He left me with an enormous amount of debt. However, since his passing in 1999, I have purchased 2 homes. I am hoping that you will grant me this personal loan. None of my credit accounts (including my home) have been paid late. I have just let this debt get out of control and need to eliminate it all together. Thank you.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	67
Revolving Credit Balance:	$62,265.00	Public Records On File:	1
Revolving Line Utilization:	68.50%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412289	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412289. Member loan 412289 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	housewife	Debt-to-income ratio:	16.30%
Length of employment:	26 years	Location:	Plano, TX

Home town:	A
Current & past employers:	housewife
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Sir This loan will help me in forwarding my working at getting my A.A. degree. I am working at a A.A. in American Sign Language. Thank You Mrs. Dora Harrington

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,340.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412292	$22,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412292. Member loan 412292 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	Professional Risk Management Services	Debt-to-income ratio:	15.49%
Length of employment:	3 years 3 months	Location:	SPRINGFIELD, VA

Home town:	Falls Church
Current & past employers:	Professional Risk Management Services
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

Hello, I am requesting this loan to pay off my credit card debt. I have two major credit cards each with interest rate at 25%. I understand that my debt to ratio is very high, but I am applying for this loan to fix that. I have successfully paid of my car loan through Pentagon Federal Credit Union. I fulfill my payments and debts. If granted the loan it will make paying off my credit card a little easier. Your consideration is greatly appreciated.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	19
Revolving Credit Balance:	$19,226.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412331	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412331. Member loan 412331 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	n/a	Debt-to-income ratio:	17.94%
Length of employment:	n/a	Location:	WATERTOWN, CT

Home town:	waterbury
Current & past employers:	engineering & plastics
Education:

This borrower member posted the following loan description, which has not been verified:

repairs for house

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,962.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412345	$7,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412345. Member loan 412345 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	U.S.P.S	Debt-to-income ratio:	17.37%
Length of employment:	4 years 2 months	Location:	North Massapequa, NY

Home town:	Pulaski
Current & past employers:	U.S.P.S, sunrise credit
Education:

This borrower member posted the following loan description, which has not been verified:

want to pay off my bills so this way i will only have one bill to pay.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,089.00	Public Records On File:	1
Revolving Line Utilization:	13.80%	Months Since Last Record:	56
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412350	$8,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412350. Member loan 412350 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	ReachLocal	Debt-to-income ratio:	10.91%
Length of employment:	2 years 6 months	Location:	West Hills, CA

Home town:	Los Angeles
Current & past employers:	ReachLocal
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

I have a few credit cards that I'm trying to consolidate into one payment with a relatively low interest rate. Some of them have increased their interest rates without warning and the monthly payments are not reasonable. I have a solid job and want to pay the amount down at a steady rate.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,685.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412382	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412382. Member loan 412382 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Papercutz, Inc	Debt-to-income ratio:	8.00%
Length of employment:	4 years	Location:	New York, NY

Home town:	Hanover
Current & past employers:	Papercutz, Inc
Education:	Syracuse University, New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

This is for the company I am the CEO for: Papercutz. We presently publish such series in comics graphic novels as Nancy Drew, the Hardy Boys and Bionicle with great success. We're expanding most notably with Geronimo Stilton in comics coming this fall. Pre-orders for this new series are the best we've ever had putting our print run at 30,000 for each. You can see more about Papercutz at www.papercutz.com. Right now, however, the expansion is costing us and we are tight and in need of cash to tide us over to that launch. Papercutz has been in business for 4 years and is growing in a field that is growing quickly within publishing. I myself have a good credit rating, very little debt: only a mortgage which is less than 20% of the worth of the home it's on (at present value).

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,283.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412487	$2,750	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412487. Member loan 412487 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Discovery Communications	Debt-to-income ratio:	23.29%
Length of employment:	1 year	Location:	ALEXANDRIA, VA

Home town:	Tacoma
Current & past employers:	Discovery Communications, Sejersen DPS, Fuel Digital Inc
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am selling my car for a loss to help save money in the long run. This is the beginning of me getting my debt under control and I'm in a 2 car household that uses public transportation 95% of the time so mine is unnecessary and costing me money I don't need to spend. By saving the money of my car and insurance payments this will free up a lot of money to pay off my other debts and move toward a debt free future.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,689.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412529	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412529. Member loan 412529 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Self-employed	Debt-to-income ratio:	22.61%
Length of employment:	5 years	Location:	COLUMBUS, OH

Home town:	Cleveland
Current & past employers:	Self-employed
Education:	Case Western Reserve University, School of Law, Universityof Rochester

This borrower member posted the following loan description, which has not been verified:

I am currently divorcing from a man with poor credit. Accordingly all of the debt is in my name.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,246.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412567	$8,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412567. Member loan 412567 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,289 / month
Current employer:	BP America Production Company	Debt-to-income ratio:	18.87%
Length of employment:	23 years 9 months	Location:	McComb, MS

Home town:	Mccomb
Current & past employers:	BP America Production Company
Education:	Southwest Community College

This borrower member posted the following loan description, which has not been verified:

My daughter has been accepted to the Southern Medical Corporation School of Sonography in Baton Rouge Louisiana. This is a private college with tuition costing $13,000.00 Class room computers are also needed for note taking-- My husband and i are both employed with a nice income, however $13,000 in one lump sum is a little difficult. We would greatly appreciate help with this college tuition. We plan on providing the expenses for living. Sincerely, Allen Turnage

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,168.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412583	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412583. Member loan 412583 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Princeton Animal Hospital	Debt-to-income ratio:	19.96%
Length of employment:	4 years 2 months	Location:	TRENTON, NJ

Home town:	hamilton
Current & past employers:	Princeton Animal Hospital
Education:	Mercer County Community College

This borrower member posted the following loan description, which has not been verified:

will this be a fixed rate or can you change it at any time

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,833.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412616

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412616	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412616. Member loan 412616 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Electro Industries	Debt-to-income ratio:	1.51%
Length of employment:	5 years	Location:	SAN ANTONIO, TX

Home town:	Berbice
Current & past employers:	Electro Industries
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to be free from revolving credit card debt with high interest rates of 23% to 27%. I want to be able to pay off all my debt, knowing in 3 years I can be debt free except for my mortgage.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,374.00	Public Records On File:	0
Revolving Line Utilization:	74.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412731	$17,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412731. Member loan 412731 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Rotech Healthcare Inc	Debt-to-income ratio:	8.13%
Length of employment:	4 years 2 months	Location:	orlando, FL

Home town:	Valley Stream
Current & past employers:	Rotech Healthcare Inc
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off my credit cards and not use them anymore.. I am looking to pay this off quickly hopefully within a year. I have a great credit score and i have never missed any payments what so ever. Thank you, Christopher

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,001.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412736	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412736. Member loan 412736 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	State of Texas Health and Human Services Commission	Debt-to-income ratio:	13.21%
Length of employment:	1 year 5 months	Location:	dripping springs, TX

Home town:	Dripping Springs
Current & past employers:	State of Texas Health and Human Services Commission
Education:	South Texas College of Law

This borrower member posted the following loan description, which has not been verified:

I am a solidly employed attorney looking to clean up ex-spouse credit card debt following 2004 divorce. My new husband, also an attorney, and I both work in high-profile legal positions with the state of Texas. We have noticed bank lender rates sky rocketing without regard to our excellent payment histories.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	22
Revolving Credit Balance:	$30,058.00	Public Records On File:	1
Revolving Line Utilization:	73.70%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412756	$4,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412756. Member loan 412756 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	PEOPLES HEALTH NETWORK	Debt-to-income ratio:	16.71%
Length of employment:	7 years 1 month	Location:	chalmette, LA

Home town:	new orleans
Current & past employers:	PEOPLES HEALTH NETWORK, The Oath of Louisiana
Education:

This borrower member posted the following loan description, which has not been verified:

I am needing a loan to help pay debts that I have. I am a very responsible person that will make my payments on a timely manner.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	62
Revolving Credit Balance:	$11,346.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412790	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412790. Member loan 412790 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	van Dijk Consultants	Debt-to-income ratio:	12.03%
Length of employment:	14 years 5 months	Location:	Pittsburgh, PA

Home town:	Rotterdam
Current & past employers:	van Dijk Consultants
Education:	Ashram College

This borrower member posted the following loan description, which has not been verified:

Expanding our acquisition of unique income producing websites with cross marketing capabilities. Seller is willing to sell website at a multiple of only .76 X cash flow. Monthly NOI around $2,200 Seller will take $20,000 for site. Seller needs cash to start another venture. We own another site that has over a million unique visitors per month that we recently acquired and this immigration (how to site) would be a great cross marketing site for us. More details with respect to our back ground can be supplied upon serious interest in working with us on this and other future projects.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,108.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412805	$6,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412805. Member loan 412805 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Red Dog LLC	Debt-to-income ratio:	17.42%
Length of employment:	8 years	Location:	Rockport, MA

Home town:	Rockport
Current & past employers:	Red Dog LLC, Whole Foods
Education:	RI College

This borrower member posted the following loan description, which has not been verified:

I have been a business owner in the retail / wholesale coffee business for the last 8 years. The "bread and butter" for me has been in the cafe / retail side of the business. We have increased sales in all but one year since opening. Live music, art shows and book sales, sparked an 18% sales growth last year, during some tough economic times. The newest additions to our business are roasting, wholesale and event catering. Along these lines we've decided that the business is in need of a larger truck and I will be purchasing one within a few weeks. I will be trading an existing truck (Citizens Loan $8600) for a larger truck at approximately the same price. My goal is to eliminate high interest debt from three revolving accounts, IE: CitiFinancial, BofA and HSBC, before trading vehicles. The average interest on those cards is 21%. I believe that these accounts have been larger contributors to a mediocre credit score. I am new to this avenue of borrowing. While reading some of the blogging in relation to peer lending, there seemed to be an interesting range of opinion. One that caught my eye was the opinion that only credit challenged folks would opt for this method of financing. I was surprised by that opinion. In my opinion it was refreshing to see an alternative to the traditional bank approach. I'm hoping that in time, this form of lending will only add to the apparent snowballing of localism, community and grassroots momentum, developing in many other endeavors. Please let me know how I can add to this profile. Thanks

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,954.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412835	$14,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412835. Member loan 412835 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Echostar Communications	Debt-to-income ratio:	8.63%
Length of employment:	11 months	Location:	Aurora, CO

Home town:	Hyderabad
Current & past employers:	Echostar Communications, Gartner
Education:	University of Bridgeport, CT, USA

This borrower member posted the following loan description, which has not been verified:

I was approved for this loan. Due to technical difficulties I am applying for the loan again.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,023.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412846	$4,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412846. Member loan 412846 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	battaglia	Debt-to-income ratio:	14.09%
Length of employment:	12 years	Location:	sauk village, IL

Home town:
Current & past employers:	battaglia, 2545 s archer road
Education:	Robert Morris College

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to payoff i credit card and a small loan, convert it into one montly payment.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,759.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412882	$7,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412882. Member loan 412882 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	9.17%
Length of employment:	14 years	Location:	Mound, MN

Home town:	Boulder
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

I've managed to pay down over 20K in debt in the past 3 years but now I want it in one payment. (How did I get in that much debt you ask? Ugly divorce.) I have $7200 left and I can hammer that out in the next couple of years. Your help and support would be most appreciated.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,392.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412999	$11,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412999. Member loan 412999 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Service Management Group	Debt-to-income ratio:	16.42%
Length of employment:	3 years 5 months	Location:	GREENWOOD, MO

Home town:	Maywood
Current & past employers:	Service Management Group, United Services Community Action Agency
Education:	Webster University, Pittsburg State University, University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

I've been paying off all of my credit card payments on time. My Washington Mutual credit card was recently sold to Chase who has super high interest rates. I want to pay it off and make payments at a lower interest rate. I have a solid job and have paid my mortgage and car payments on time for at least 3 years.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,514.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413010	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413010. Member loan 413010 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$50,000 / month
Current employer:	Goldman Sachs Group	Debt-to-income ratio:	1.03%
Length of employment:	2 years 1 month	Location:	Chicago, IL

Home town:	St. Louis
Current & past employers:	Goldman Sachs Group, Lehman Brothers, Bank One, Household International/HSBC
Education:	University of Chicago Graduate School of Business, University of Missouri-St Louis, Olivet Nazarene University

This borrower member posted the following loan description, which has not been verified:

Last year, my brother and I started our own business based in Columbia, MO with two key business units; one line of business provides raw materials for the second line of business. The first business line is a residential/commercial tree, landscaping and lawn service. The second line of business, sells the raw materials acquired by the first line; namely wood fuel, mulch, firewood and also accepts green waste from individual consumers as well as cities and municipalities. You can visit our website at Braikbrothers.com to learn more about our company. We have been growing rapidly but, have found it difficult to access working capital by conventional measures so, decided to give this a try. I have worked in financial services for the past 13 years. I own a significant amount of residential and rural real estate with an average LTV of approximately 60%. My largest real estate holding is 365acres in rural central MO. The property is appraised at roughly $1.1MM (w/a $650k mortgage). Most local lenders are not willing to increase the LTV on this loan with cash out above 65%. My brother was the Controller/CFO of a family owned tree service in St. Louis for 6 years. During this time he gained an enormous amount of practical, hands on experience into how a successful tree service should be run. We have two certified arborists on staff. One of which is eligible to sit for the Master Arborist certification which requires being a certified arborist for at least 6 years. We have grown from 3 full-time employees when we officially began offering services in September of last year and given the demand for our services in Columbia and St. Louis, MO, currently employ 10 full-time employees. With my brother heading up the day-to-day operations, a professional and well-trained staff to complete the work and my ability to provide personal capital and access to further financing I am very bullish on the prospects for our business. As with any new business access to working capital is a key ingredient to success and I am excited by the opportunities this site may provide. I can be contacted via email (jsbraik@yahoo.com) at any time should you require additional information.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	7
Revolving Credit Balance:	$26,856.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 413026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413026	$9,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413026. Member loan 413026 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Robomodo Inc	Debt-to-income ratio:	12.71%
Length of employment:	5 months	Location:	Chicago, IL

Home town:	Seattle
Current & past employers:	Robomodo Inc, Sony, Wizards of the Coast
Education:	DigiPen Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I've had a string of bad luck and big expenses recently, and the only Credit cards I have all have 20%+ APRs. The payments aren't really an issue, but since it will be several months before everything is paid off I am trying to get a lower rate. Events: 1. Recently married, and blew much of my spare liquid assets financing this. I've got three months living expenses in case I lose my job, but not enough to outright pay the costs of the other things listed here. 2. My dog's leg got broken in an accident, and getting it repaired costed substantially more than I thought possible. Most of this money is due to that. http://yfrog.com/5hn290200108286946263j a sad picture of Napoleon at the vet. 3. I was hit by an uninsured driver, and my deducitible was $1000. Additionally I had to replace two tires on my car that weren't covered by my insurance, which ran another $500.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,641.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 413036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413036	$9,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413036. Member loan 413036 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	North County Vending	Debt-to-income ratio:	20.69%
Length of employment:	2 years 6 months	Location:	NORTH LAS VEGAS, NV

Home town:	Sacramento
Current & past employers:	North County Vending, Blockbuster Video
Education:	Sierra College

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate my debt that I have with four major credit cards. Any help would be greatly appreciated

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,473.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413040	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413040. Member loan 413040 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	John Wiley & Sons Inc	Debt-to-income ratio:	6.40%
Length of employment:	7 years	Location:	Newburgh, NY

Home town:
Current & past employers:	John Wiley & Sons Inc
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

I'm asking for up to $12,000 to renovate and prepare one unit in my two-family home for rental. My renovation plans include: new kitchen cabinets and counters; new bathroom tile; new hardwood floor; new finished basement area to be used as storage; Unfortunately, home equity is not enough to complete project. I live in the top unit of the two-family house and plan to use rental income toward paying off the loan and home maintenance expenses.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	37
Revolving Credit Balance:	$731.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 413070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413070	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413070. Member loan 413070 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Liberty Plaza	Debt-to-income ratio:	7.35%
Length of employment:	2 years 10 months	Location:	Oakley, CA

Home town:	Oakland
Current & past employers:	Liberty Plaza
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I've been working on paying off my credit card debt for the last couple of years. Since I have automated minimum payments set up for the credit cards with a balance and I also automate other payments out of my checking account, I often find myself having a hard time gauging how much money I have available. My account has been overdrawn on occasion. This loan will allow me to pay off several cards and allow me some leeway with my monthly budgeting. In turn, this should allow me to expand my emergency fund faster and more effectively. Thanks for taking the time to read this.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,572.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413229	$15,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413229. Member loan 413229 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Novartis pharmaceuticals	Debt-to-income ratio:	9.49%
Length of employment:	3 months	Location:	Randolph, NJ

Home town:
Current & past employers:	Novartis pharmaceuticals
Education:	Hacettepe University Medicine

This borrower member posted the following loan description, which has not been verified:

Dear Sir, Madame, I want to consolidate my depths. Appreciate your help. Regards, Alaaddin

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	46
Revolving Credit Balance:	$12,108.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413237	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413237. Member loan 413237 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Luminant	Debt-to-income ratio:	6.62%
Length of employment:	15 years	Location:	GRANBURY, TX

Home town:
Current & past employers:	Luminant
Education:

This borrower member posted the following loan description, which has not been verified:

Septic will be installed by licensed personnel

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,104.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413254	$2,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413254. Member loan 413254 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	toolbank	Debt-to-income ratio:	24.39%
Length of employment:	5 years	Location:	ATLANTA, GA

Home town:	montgomery
Current & past employers:	toolbank, ToolBank
Education:	University of Alabama

This borrower member posted the following loan description, which has not been verified:

Thank you for considering me for this loan. I am committed to paying down my debt!

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,430.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413261	$9,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413261. Member loan 413261 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Scott and White Hospital	Debt-to-income ratio:	15.21%
Length of employment:	1 year	Location:	JARRELL, TX

Home town:	Glendale
Current & past employers:	Scott and White Hospital, Older Adult Services, Clinical Social Worker for Parkinson's Patients, Floral Designer
Education:	MSW - California State University-San Bernardino (CSUSB), BA - Psych -Azusa Pacific University, Citrus College, Mt. San Antonio College - Floral Design, Texas A & M University System Health Science Center

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate debt and pay for home repairs.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	53
Revolving Credit Balance:	$6,376.00	Public Records On File:	1
Revolving Line Utilization:	18.90%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413305	$6,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413305. Member loan 413305 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Bank of America	Debt-to-income ratio:	5.28%
Length of employment:	1 month	Location:	GARLAND, TX

Home town:
Current & past employers:	Bank of America
Education:	Texas A & M University at College Station

This borrower member posted the following loan description, which has not been verified:

I just graduated from Texas A&M University, and have accumulated credit card debt during the years. I am planning on paying back my loan within a 1-2 year period. I plan on paying back the loan with my salary I will be receiving from my new job at Bank of America.I am very reliable , and have paid my credit cards on time for over 5 years. Thanks, Kirubel Getachew

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,245.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413360	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413360. Member loan 413360 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Kernel Investments	Debt-to-income ratio:	7.71%
Length of employment:	2 years	Location:	Irvine, CA

Home town:	Taipei
Current & past employers:	Kernel Investments
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

Hi my name is Jennifer. I am an importer of fashion accessories and it???s time to bring in more inventory! I have orders I need to fill by August and not enough money to fund the purchase from the factory. I have excellent credit and experience doing this and I am in need of working capital. I have a good profit margin and solid buyers and I rather use Lending Club than any credit card offer since they like to be tricky. Ask me anything you???d like to know and feel good about investing in a good opportunity.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$133,363.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413392

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413392	$9,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413392. Member loan 413392 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Wilmington Paper	Debt-to-income ratio:	7.14%
Length of employment:	5 years 7 months	Location:	LINCOLN PARK, NJ

Home town:	Westwood
Current & past employers:	Wilmington Paper, Calvary Temple of Wayne NJ
Education:

This borrower member posted the following loan description, which has not been verified:

Thanks! Iam a very responsible person who always pays her bills & on time.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,928.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 413452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413452	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413452. Member loan 413452 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$25,000 / month
Current employer:	Interactive Data Corporation	Debt-to-income ratio:	1.48%
Length of employment:	9 years	Location:	beechhurst, NY

Home town:	Palermo
Current & past employers:	Interactive Data Corporation
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

I am interested in 12 to 18month loan for up to $25,000 to finish up some home improvements. My credit rating is in the high seven hundred range.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	13
Revolving Credit Balance:	$28,367.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413556	$2,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413556. Member loan 413556 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	City of Billings	Debt-to-income ratio:	13.76%
Length of employment:	10 years 7 months	Location:	billings, MT

Home town:	longview
Current & past employers:	City of Billings, Yellowstone County, Montana
Education:	Harding University; South Texas College of Law

This borrower member posted the following loan description, which has not been verified:

Responsible, reliable, advanced degreed professional with a secure long term employment position needs short term loan to pay hospital diagnostic bills that health insurance will not fully pay.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	29
Revolving Credit Balance:	$45,304.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413663	$2,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413663. Member loan 413663 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	indigo delivery services	Debt-to-income ratio:	1.05%
Length of employment:	10 years	Location:	north bergen, NJ

Home town:	santiago
Current & past employers:	indigo delivery services, aztec
Education:	itesa

This borrower member posted the following loan description, which has not been verified:

Hi the reason I'm requesting this money is to consolidate my credit cards at a better rate, in order to become debt free. Thank you for your interest.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,229.00	Public Records On File:	3
Revolving Line Utilization:	30.00%	Months Since Last Record:	25
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413666	$3,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413666. Member loan 413666 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	n/a	Debt-to-income ratio:	22.27%
Length of employment:	n/a	Location:	Austin, TX

Home town:	Edinburg
Current & past employers:	General Motors
Education:	University of Texas at Austin School of Law, The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Money will be used for summer school expenses.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,517.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413717	$9,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413717. Member loan 413717 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	Holiday Retirement Company	Debt-to-income ratio:	14.37%
Length of employment:	1 year 1 month	Location:	Portland, OR

Home town:	Clatskanie
Current & past employers:	Holiday Retirement Company
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

I have about 25,000 in student loans, and about 20,000 in credit card debt that accrued during college. College was tough for me, I had a long commute and worked full time in the process. I need help to consolidate all my credit card bills into one bill that I can pay off as quickly as possible. I can get loans through banks, but never enough to cover all of the balances, they will only approve 5,000 or 10,000, which doesn't help. I have a good solid job with a reputable company as a staff accountant now. Over 1 year with the company now. My credit is good. With current interest rates, my debt is diminishing at the rate of a crawl. Please help me consolidate this mess with a lower rate. Thank you.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	17
Revolving Credit Balance:	$18,653.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413725	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413725. Member loan 413725 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Mendota Insurance Company	Debt-to-income ratio:	24.47%
Length of employment:	2 years	Location:	Minneapolis, MN

Home town:	Waupun
Current & past employers:	Mendota Insurance Company, Macy's Inc.
Education:	University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I can make no excuse for the amount of credit card debt I have. I simply was not budgeting myself well right out of college, and I did not realize how far into debt I was getting myself into. I now have more income and am more responsible. While I can usually make more than the minimum payments, the interest rates are so high, I barely make a dent in my debt. Without this loan, I will not be debt free for at least 5 years, and my savings will suffer as a result. My debt is spread out over 3 high interest credit cards. If I could consolidate my debt into one payment, it would be much more manageable. I always pay my bills on time, and I now have a working budget, so I am not adding to the debt I have. I am a safe investment for you. Thank you for considering me as a borrower.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,193.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413731	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413731. Member loan 413731 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,721 / month
Current employer:	BRPH Architects and Engineers	Debt-to-income ratio:	12.57%
Length of employment:	4 years 2 months	Location:	Melbourne Beach, FL

Home town:	East Patchogue
Current & past employers:	BRPH Architects and Engineers, Vanderweil Engineers
Education:	Lafayette College, SUNY at Stony Brook

This borrower member posted the following loan description, which has not been verified:

I want to consolidate debt and free up money for going back to school. My employer offers tuition reimbursement, but I need money upfront. I've already been accepted in a BS Mechanical Engineering program as a Senior and will start this fall. Thanks.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	23
Revolving Credit Balance:	$17,133.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413761	$2,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413761. Member loan 413761 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,417 / month
Current employer:	T and D Flooring Inc.	Debt-to-income ratio:	15.39%
Length of employment:	1 year	Location:	LAKELAND, FL

Home town:	Lakeland
Current & past employers:	T and D Flooring Inc., Rapid Surveying Inc., Global Surveying P.A.
Education:

This borrower member posted the following loan description, which has not been verified:

I've never missed a payment on any other loan, card, or bill that I have ever had.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$604.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413777	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413777. Member loan 413777 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Papa Architect P.c.	Debt-to-income ratio:	16.80%
Length of employment:	1 year 2 months	Location:	STATEN ISLAND, NY

Home town:	Staten Island
Current & past employers:	Papa Architect P.c., Reimans Hardware
Education:	New York Institute of Technology-Manhattan Campus

This borrower member posted the following loan description, which has not been verified:

My interest has hit 18% to 21% per card. I feel with a loan of 13% I will be saving hundreds each year and put a time on when I will be debt free. It will also be easier to make one payment instead of four.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,286.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413802	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413802. Member loan 413802 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	OCHS	Debt-to-income ratio:	18.65%
Length of employment:	5 months	Location:	WESTMINSTER, CA

Home town:	Torrance
Current & past employers:	OCHS, Boeing Company, Enterprise Rent-A-Car
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate my debt. I have about $5,000 in CC debt, $3,000 in Car loan and $5,000 on recent medical bill. Rather shorten my payments by consolidating my higher interest cards Thank you. I have excellent credit, checked my credit score yesterday and it was at 768

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	45
Revolving Credit Balance:	$8,730.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 413809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413809	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413809. Member loan 413809 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,583 / month
Current employer:	Jamba Juice Company	Debt-to-income ratio:	6.56%
Length of employment:	2 years 5 months	Location:	Emeryville, CA

Home town:	Stevens Point
Current & past employers:	Jamba Juice Company, SalePoint, Inc. - San Diego, Ca
Education:	University of Wisconsin - Stevens Point

This borrower member posted the following loan description, which has not been verified:

I own a home in Thailand where my wife is currently living. We wish to remodel the bathroon and kitchen.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,226.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413818	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413818. Member loan 413818 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	NorthPoint Lending Group, Inc.	Debt-to-income ratio:	7.91%
Length of employment:	19 years	Location:	Glenview, IL

Home town:	Evanston
Current & past employers:	NorthPoint Lending Group, Inc., WealthDiagnostics, LLC.
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

Have a few credit cards with rates that have recently been raised by the credit card companies. They are taking advantage of me even though all my payments have been on time. I'm looking to get out of the credit cvards and set up an installment loan of principle and interest to gradually payy off that debt. I have cash reserves which I can use to pay the debt but wish to keep these funds liquid in the event of an emergency. I am a good risk.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$288,037.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413830	$17,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413830. Member loan 413830 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Arthur Jackson Co	Debt-to-income ratio:	9.35%
Length of employment:	3 years 2 months	Location:	Philadelphia, PA

Home town:	maracaibo
Current & past employers:	Arthur Jackson Co
Education:	Saint Joseph's University

This borrower member posted the following loan description, which has not been verified:

I will pay credit cards and auto loan balances.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,412.00	Public Records On File:	1
Revolving Line Utilization:	65.30%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413964

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413964	$4,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413964. Member loan 413964 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,125 / month
Current employer:	Yokohama Tire Corporation	Debt-to-income ratio:	18.15%
Length of employment:	1 year 4 months	Location:	COSTA MESA, CA

Home town:	Toledo
Current & past employers:	Yokohama Tire Corporation, Balboa Capital Corporation
Education:	University of Toledo

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan is to finance a purchase of gold and silver bullion as a personal investment. Of my personal debt, approx 50% accumulated over a period of 3 years as cash contributions to my business, which failed and was dissolved in 2008. The balance represents a down payment for a car and personal purchases. The rates are low, at 4.99% for the largest and smallest balances, and 9.99% for the middle balance. They are consolidated from other cards, and my credit card companies have been diligently lowering my credit limits to match my balances as I pay them off. My credit is clean, with no history of late pays. A loan term of no more than 36 months would be preferable.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,885.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413978	$21,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413978. Member loan 413978 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	Verizon Business	Debt-to-income ratio:	13.61%
Length of employment:	10 years	Location:	COLUMBIA, MD

Home town:	Landstuhl
Current & past employers:	Verizon Business, United States Air Force
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

Looking to roll all my debt into one monthly payment. I am currently an employee with Verizon Business as an Engineer and has been with the company for 10 years.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	24
Revolving Credit Balance:	$9,090.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413989	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413989. Member loan 413989 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,000 / month
Current employer:	Johnson's Service Group	Debt-to-income ratio:	4.40%
Length of employment:	4 years	Location:	Irving, TX

Home town:	Glendale
Current & past employers:	Johnson's Service Group, Butler Internationa
Education:	Boalt Hall School of Law, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I am in need of cash to put down on a purchase of an apartment with low risk and huge returns, maybe opportunity of a lifetime and can possibly retire on this deal. Due to the current economic condition the seller is lowering they price by 7 million in order to liquidate their assets and we are looking to raise the down payment. This is an instant yield and value play. I am trying to get to $200K and anything will help. I need this within 15 to 20 days. Interest rate is no issue at this time. I need to get into this deal no matter what. Thanks for your help.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,599.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 413990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413990	$8,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413990. Member loan 413990 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Northwest Acc Dist.	Debt-to-income ratio:	6.88%
Length of employment:	3 years 3 months	Location:	Auburn, WA

Home town:
Current & past employers:	Northwest Acc Dist.
Education:	Renton Technical College, Rockwell Institute

This borrower member posted the following loan description, which has not been verified:

Hi there! The purpose of my request is to allow for consolidation of my existing debt. The amount I am requesting will be used to payoff balances and consolidate to one payment as it would be a lot easier to manage and pay down faster as a whole. I am a great candidate for this loan because I have excellent repayment history (never late), established credit history (11 years), a good credit score, gainfully employed and also have a side business. I have used my credit responsibly and would like to paydown my balances as I look to the future. I would rather go with peer to peer lending as I believe the interest rates are better. Also, I would rather give back to individual investors than banks because I now believe this is a better way to do business.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,760.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414021	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414021. Member loan 414021 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Retired	Debt-to-income ratio:	22.03%
Length of employment:	6 years	Location:	Leesburg, VA

Home town:
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

None

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1978	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,780.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414048	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414048. Member loan 414048 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	self	Debt-to-income ratio:	3.05%
Length of employment:	4 years 8 months	Location:	Madison, WI

Home town:	Menomonie, WI/Minneapolis
Current & past employers:	self, Goblin Fern Press, BestMark Inc., Victorian Gardens, The Greener Side, Metro Video Productions, self - house cleaning in New York and Virginia 1996-1998, Colonial Williamsburg, Protemps, Byrnes Message Bureau
Education:	University of Wisconsin-Eau Claire, University of Arizona, Madison Area Technical College

This borrower member posted the following loan description, which has not been verified:

Thank you so much for investing in me! I'm a single, full-time, sole-parenting mom of a young son, unexpectedly divorced and struggling. In order to have as much time as possible with him, I clean houses. But now that he's in grade school, I need to start something new, something better. I have several business ideas but no financial room to do anything other than survive week to week. And in this economy, that's getting more and more difficult to do. With this loan, I'll have the breathing room in my finances to get credit cards paid off, set aside an emergency fund and start my new business(es). I'm so excited! Again, thank you for helping to make our lives easier while I work to make our lives better. Sara

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,690.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414110	$1,700	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414110. Member loan 414110 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Ryan Alternative Staffing	Debt-to-income ratio:	10.11%
Length of employment:	9 months	Location:	boardman, OH

Home town:	Phoenix
Current & past employers:	Ryan Alternative Staffing, Steel Valley Signs, PetSmart
Education:	DeVry University- Arizona, DeVry University - Ohio

This borrower member posted the following loan description, which has not been verified:

I am a 31 year old college student seeking a degree in Computer Information Systems with a focus on Electronic Medical Record and Health Care Systems. I am currently a College Junior with less than 40 credit hours left to complete in order to graduate. I am currently an intern for GBS corp and work in the development and customer support for NextGen medical record software. I plan on using this loan to expedite my last three semesters at DeVry University, by covering the added cost of additional credit hours. I plan on using the loan to purchase additional software, hardware, books, and supplies that will be necessary to complete senior level projects and classes. I believe I am a good candidate for this loan, because I am employed and have a strong desire to build and maintain a high credit rating. I also believe I am a good candidate because of the potential first year earnings that my degree will yield. I am applying for this loan, because my current lender no longer offers private student loans for DeVry University.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,246.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414112	$3,200	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414112. Member loan 414112 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	7.51%
Length of employment:	n/a	Location:	Bellevue, WA

Home town:
Current & past employers:	Espresso Liquidators of Seattle, Harbour Entries, LLC, Microsoft via Volt Technical, KSTW CW11 Television
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

We need to build out a space to put in a coffee shop. We own our major equipment and have consultants on our team that have experience in the industry and have built multiple shops of their own. The space right now lacks power and needs a overhaul to give it a clean look. This space is located in a busy diverse neighborhood of Seattle, near a college with lots of young adults and professionals walking by to their destination. It is also located next to a bus stop. With the equipment capable of producing 100 lattes approx/hr, we expect to grow a daily following over the first few months of "on the go" commuters. Or also just make it a fun place to spend time for our customers. With the 20+ years of experience and knowledge our consultants have, we expect the return in this location to pay the lender(s) back in good time.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$997.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414134	$7,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414134. Member loan 414134 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	guardian	Debt-to-income ratio:	8.82%
Length of employment:	7 years 7 months	Location:	WEST LIBERTY, KY

Home town:
Current & past employers:	guardian
Education:

This borrower member posted the following loan description, which has not been verified:

my name is randy bailey i'm building a back porch for home. i need borrow the money for materials such as gravel concret lumber and roofing materials.i work every day and i pay my bills.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,288.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414145	$21,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414145. Member loan 414145 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Republice Airways, Shuttle America	Debt-to-income ratio:	11.95%
Length of employment:	5 years 6 months	Location:	Pickerington, OH

Home town:	Denver
Current & past employers:	Republice Airways, Shuttle America, The Childrens Hospital of Denver, Great Lakes Airlines, Aircastle International Jet Charter
Education:	University of North Dakota, Metropolitan State College of Denver

This borrower member posted the following loan description, which has not been verified:

I have a three year old beautiful home. I love upgrading and making my home my life. It has become a true hobby. My next task is to finish the basement. To do this the right way and to not drag the project on for years, I need help with funding the project.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,395.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 414162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414162	$4,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414162. Member loan 414162 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Dialight Corporation	Debt-to-income ratio:	13.60%
Length of employment:	6 months	Location:	Bradley Beach, NJ

Home town:	Boston
Current & past employers:	Dialight Corporation, Department of Commerce (DOC), Romney for President Inc.
Education:	Wheaton College-Norton

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate high interest credit card debt into one monthly payment.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,318.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 414189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414189	$13,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414189. Member loan 414189 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Clean Harbors	Debt-to-income ratio:	9.18%
Length of employment:	6 years 2 months	Location:	HAMPTON, VA

Home town:	Hampton
Current & past employers:	Clean Harbors
Education:	Thomas Nelson Community College

This borrower member posted the following loan description, which has not been verified:

Chase bought my Washington Mutual account and raised my rate! I just want a three year loan to just pay off the account with a lower rate than 14%

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,075.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414203	$3,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414203. Member loan 414203 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	gibson guitar	Debt-to-income ratio:	13.31%
Length of employment:	2 years 6 months	Location:	AUSTIN, TX

Home town:	Conroe
Current & past employers:	gibson guitar, Entercom Radio
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I need this loan to further my education in the business world. I am a college graduate and just getting some specialty certifications so I can take the next step in my career.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,474.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414231	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414231. Member loan 414231 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,708 / month
Current employer:	Sabritec	Debt-to-income ratio:	3.63%
Length of employment:	1 year 6 months	Location:	IRVINE, CA

Home town:	Stockton/Union City
Current & past employers:	Sabritec, Alcon, New United Motors Manufacturing
Education:	Cal Poly, San Luis Obispo

This borrower member posted the following loan description, which has not been verified:

Since I cannot get approved for a motorcycle loan through any banks for silly reasons (one said I didn't have any history for motorcyle loans? And another didn't like how I have 3 student loans opened, 1 is mine and two is for my little brother who i am a co-signer of). My credit score is 739! I have a stable job and make $68K a year, and can definitely afford a motorcycle, but after taxes and paying rent and bills, I can't afford to spend $5000 all once to purchase a motorcycle. I have $500-1000 extra each month that I put away for a rainy day. I found a really nice bike for around $5000 that I would like to purchase (i took out the loan for a little more to cover registration fees and a motorcycle safety class and riding gear). I have a car but I would like to buy a bike to cope with the stressful commute I make to work. Plus i've always wanted a bike! =) So I am hoping you guys can help me out! I will be definitely be able to pay off the loan in 24 months, if not even sooner. Please help me out! I will gladly answer any questions. Thanks for your help in advance!

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$508.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414233	$4,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414233. Member loan 414233 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Shelby County Commission	Debt-to-income ratio:	15.32%
Length of employment:	2 years 3 months	Location:	Birmingham, AL

Home town:	Birmingham
Current & past employers:	Shelby County Commission, Wattstopper/ Legrand North America
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Seeking to pay-off credit card & replace with installment loan at attractive rate.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	52
Revolving Credit Balance:	$52,275.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414320	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414320. Member loan 414320 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	W South Beach	Debt-to-income ratio:	9.81%
Length of employment:	2 years 6 months	Location:	Miami, FL

Home town:
Current & past employers:	W South Beach
Education:

This borrower member posted the following loan description, which has not been verified:

Personal loan/consolidation of bills

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$147.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414326	$7,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414326. Member loan 414326 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Raven Industries	Debt-to-income ratio:	15.56%
Length of employment:	1 year 6 months	Location:	Sioux Falls, SD

Home town:	Santa Cruz
Current & past employers:	Raven Industries
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I have recently started my own business called Clarence and Alphie's Shaved Ice on a small budget via a personal loan through my bank, minimal credit card usage, a loan from a family member, and my own savings. Though the business is currently up and running, I am interested in consolidating all of my loans and debt into one monthly payment with a low interest rate. An SBA endorsed business plan as well as two years worth of financial projections can be provided to interested lenders. The $9,000 loan request will be used to pay off every penny of accrued debt as well as provide Clarence and Alphie's with a small reserve (approx $1000) for working capital which will be used for vendor fees at high volume events. This is my first business but have an extensive background in such work, including: restaurants, catering, and large event concessions. Please direct any questions concerning this loan to devonadwilliams@gmail.com My interest in using Lending Club at this stage is born out of my complete satisfaction with my first hassle-free experience with the lenders. I have worked very hard my entire life to maintain a superb credit rating and feel that lending institutions such as large banks (whom are currently profiting off of my venture) do not deserve the business after all of the doors they seemed to close on me in my pursuit of becoming a small business owner. I hope to bring my business and payments over to the lenders of Lending Club.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	76
Revolving Credit Balance:	$1,138.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414330	$12,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414330. Member loan 414330 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Coast Construction Co.	Debt-to-income ratio:	18.48%
Length of employment:	1 year	Location:	DANVILLE, CA

Home town:	Eugene
Current & past employers:	Coast Construction Co., The Irvine Company
Education:	University of Oregon

This borrower member posted the following loan description, which has not been verified:

After several years of under-employment, I now have a stable position with a respectable salary in an industry that I love. Living expenses are low and will remain that way for the next few years as my wife and I live rent-free as caretakers of a property owned by her family. My goal is to be out of debt in the next 4 years and having a single payment with a stable interest rate would help immensely. I would like to set-up the payments to be debited automatically from my checking account.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	72
Revolving Credit Balance:	$22,476.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414363	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414363. Member loan 414363 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Catholic Healthcare West	Debt-to-income ratio:	14.04%
Length of employment:	6 years	Location:	DALY CITY, CA

Home town:	Sanger
Current & past employers:	Catholic Healthcare West, Seton Medical Center
Education:	City College of San Francisco

This borrower member posted the following loan description, which has not been verified:

Hello, In order to be able to raise my retirement contribution to the amount recommended, I have at last managed to adapt to living within my means. I would like this loan so I can further reduce my monthly expenses by eliminating my credit debt to help achieve my retirement goal of ensuring the ability to provide decent living conditions for myself when I'm no longer able to work. I am a good candidate for this loan due to the fact I have excellent credit, as well as having a stable position in health care and a long employment history in the field. Thank you for your time. Renee Hanes

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,081.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414374	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414374. Member loan 414374 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,000 / month
Current employer:	Nicene Brands	Debt-to-income ratio:	24.05%
Length of employment:	2 years 2 months	Location:	SAINT LOUIS, MO

Home town:	St Louis
Current & past employers:	Nicene Brands, Bank of America Corp.
Education:	St Louis University

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan, to consolidate my debt. After approval of this loan, I will be paying off the remiander of my car loan balance and all my credit car balances. I anticipate early repayment of this loan, with a performance bonus.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,415.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 414409

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414409	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414409. Member loan 414409 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,717 / month
Current employer:	Perot Systems	Debt-to-income ratio:	21.17%
Length of employment:	2 years 7 months	Location:	Plano, TX

Home town:	Elizabeth City
Current & past employers:	Perot Systems, Univeristy of South Florida, Florida Blood Services, U.S. Navy
Education:	University of Phoenix-Online Campus, Southern College of Optometry

This borrower member posted the following loan description, which has not been verified:

This is a loan to allow my wife to obain a degree and improve her job prospects. This will improve the family income and allow us to pay off debts faster

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	52
Revolving Credit Balance:	$34,866.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414410	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414410. Member loan 414410 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Technica	Debt-to-income ratio:	2.56%
Length of employment:	8 months	Location:	EL PASO, TX

Home town:
Current & past employers:	Technica, Don Beyer Volvo
Education:	EPCC

This borrower member posted the following loan description, which has not been verified:

My husband and I would like to borrow the money in order to make a few home improvements so we can put the house on the market. We intend to repay the loan in full in 3-4 months. We believe that we are good candidates since the last time we borrowed $12,000, we repaid it in one year.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$473.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414452	$4,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414452. Member loan 414452 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,442 / month
Current employer:	rr donnelley hoechstetter plant	Debt-to-income ratio:	18.65%
Length of employment:	14 years 1 month	Location:	pittsburgh, PA

Home town:	Mt. Cisco
Current & past employers:	rr donnelley hoechstetter plant
Education:	Thiel College

This borrower member posted the following loan description, which has not been verified:

Money will be used to consolidate at hopefully a better rate

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,224.00	Public Records On File:	1
Revolving Line Utilization:	40.20%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414465	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414465. Member loan 414465 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Sidney B Bowne and Son	Debt-to-income ratio:	14.63%
Length of employment:	10 years 1 month	Location:	LINDENHURST, NY

Home town:	Brookhaven
Current & past employers:	Sidney B Bowne and Son, Cablevision Systems
Education:	Stony Brook University

This borrower member posted the following loan description, which has not been verified:

I need to consolidate credit card debt into 1 simple payment a month with a fixed rate. I have held a job for 10 years and haven't missed any payments during that time. I've owned a BMW(Paid 35000 at end of loan) which i paid 600 payment per month for five years. The simple payment will keep the rate from fluctuating. I would like to pay back the loan over preferably a 5 year period but am willing to go shorter if so desired by lender.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,585.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414469	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414469. Member loan 414469 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Global Aeronautica	Debt-to-income ratio:	4.11%
Length of employment:	1 month	Location:	Mount Pleasant, SC

Home town:	Cortland
Current & past employers:	Global Aeronautica, Behr Heat Transfer
Education:	Northern Arizona University, The Citadel

This borrower member posted the following loan description, which has not been verified:

I am putting $5k down and would like to borrow the other $5k for a new AC unit in my home. My credit is rated excellent.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,186.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414481	$3,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414481. Member loan 414481 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,860 / month
Current employer:	Ahwatukee Plastic Surgery	Debt-to-income ratio:	1.22%
Length of employment:	1 year	Location:	PHOENIX, AZ

Home town:	Phoenix
Current & past employers:	Ahwatukee Plastic Surgery, Clinical Associates in Internal Medicine
Education:	Phoenix College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my small bills and take some classes to expand my career knowledge. I believe I am a great canidate for this loan because I have a great payment history for my other bills and I besides rent, I don't have any major monthly bills.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	23
Revolving Credit Balance:	$443.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414513	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414513. Member loan 414513 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,583 / month
Current employer:	EMC	Debt-to-income ratio:	5.99%
Length of employment:	4 years 6 months	Location:	New York, NY

Home town:	Pittsburgh
Current & past employers:	EMC, ESS
Education:	University of Pittsburgh

This borrower member posted the following loan description, which has not been verified:

The intent of this loan is to consolidate (3) credit cards to simplify my payment process and hopefully attain a better rate at the same time.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	27
Revolving Credit Balance:	$6,204.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414516	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414516. Member loan 414516 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,149 / month
Current employer:	charles schwab and co	Debt-to-income ratio:	9.52%
Length of employment:	9 years 11 months	Location:	pasadena, CA

Home town:	sierra madre
Current & past employers:	charles schwab and co
Education:	ucla

This borrower member posted the following loan description, which has not been verified:

looking to finance laptop and books for school

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$831.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 414574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414574	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414574. Member loan 414574 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	Maslow Media	Debt-to-income ratio:	16.89%
Length of employment:	6 years 3 months	Location:	Mount Vernon, NY

Home town:	Brooklyn
Current & past employers:	Maslow Media
Education:

This borrower member posted the following loan description, which has not been verified:

Almost two years ago, I took out a $20,000 loan with Bank of America to consolidate my high interest credit cards. At the time I had just purchased my condo (1st time home buyer) and I needed to renovate and furnish my new home. After almost 18 months of on time payments and extra payments totaling over $10,000, Bank of America refuses to lower my 18.99% interest rate and I've only made a $5000 dent in the principal. They say I'm a risk because of too much unsecured debt. I have 42 payments left on thsi loan and I would like to get a much better interest rate at 36 months. If I can save 2 points on a 3 year loan, it will save me about $3000. Please help. Thanks Mike

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,663.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414578	$7,750	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414578. Member loan 414578 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	retired	Debt-to-income ratio:	20.82%
Length of employment:	n/a	Location:	Little Canada, MN

Home town:	St. Paul
Current & past employers:	retired, we owned a small business
Education:

This borrower member posted the following loan description, which has not been verified:

Hello there, I am just looking for a loan to help cover some of the cost of my daughter's wedding. She lost her son in a car accident so there were unexpected cost there as well. I want to pay off some accounts and get a couple of other things accomplished (bills). My daughter is the youngest of my eight children to be married and I wanted to be able to help her. It was very important to me. I have worked hard my entire life to pay all my bills in a timley manner. I have been in many different financial situations, we've had a little money, a company that we started together, then my husband passed away and we sold the company to our son. Now I'm just retired and am set in a good place in my financials. I own my home and my car. I think if you look you will notice that I have been a timley payer on all my obligations and will continue to do so. Thank you for your time and consideration!!

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,254.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414668	$14,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414668. Member loan 414668 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,490 / month
Current employer:	N/A retired	Debt-to-income ratio:	9.96%
Length of employment:	n/a	Location:	Bisbee, AZ

Home town:	Hopewell
Current & past employers:	N/A retired, AcccentCare, U. S. Marine Corp., UPS/Sonic Air, Zoeco Antiques/ part owner
Education:	U of Arizona

This borrower member posted the following loan description, which has not been verified:

CNN Money rates Mazatlan as one of the top places to invest. We found a house here we can get for $50,000 and have $25.,000. We also have a house valued at $200,000 in Arizona but with the prevailing economic situation, do not want to put it on the market for a year or two. We spend 6 months of the year here and 6 months in the states, due to the ease of living on our incomes. We also have a very valuable piece of art by a well known artist throughout the world which we are contemplating taking to New York in August for auction at Christie's. In the meantime, we are somewhat strapped for additional cash and hoped this would be a viable place to look. Our credit score is quite good. Thank you. John Hampton Posner

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	3
Revolving Credit Balance:	$37,531.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414670	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414670. Member loan 414670 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,602 / month
Current employer:	Smiths	Debt-to-income ratio:	23.83%
Length of employment:	3 months	Location:	LAS VEGAS, NV

Home town:	Las Vegas
Current & past employers:	Smiths, Albertsons, Great Basin Beverage
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to considate my credit cards in order to reduce the interest rates.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,729.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414690	$22,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414690. Member loan 414690 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,917 / month
Current employer:	Credit Suisse	Debt-to-income ratio:	15.11%
Length of employment:	18 years 10 months	Location:	New York, NY

Home town:	Flushing
Current & past employers:	Credit Suisse, Salomon Brothers
Education:	SUNY at Stony Brook

This borrower member posted the following loan description, which has not been verified:

I am currently looking to receive this loan to pay off a credit card i currently have at a rate of 29.9%. With the money saved by this loan i plan to pay down other cards I have. I have always paid my bills on time and in almost 20 years of reporting to credit agencies there is not a record of any late or missed payment. I am currently able to make payments at this high rate so there will be no issue whatsoever making payments a lower rate. Please feel free to forward any questions. Thank you for the assistance and opportunity to be a member.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229,400.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414714	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414714. Member loan 414714 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,220 / month
Current employer:	DRS Power & Control Technologies, Inc.	Debt-to-income ratio:	14.47%
Length of employment:	7 years 5 months	Location:	Milwaukee, WI

Home town:	Sussex
Current & past employers:	DRS Power & Control Technologies, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Like many other credit card users, I had my three medium-rate cards shifted to maximum interest when the economic downfall hit banks and credit card companies. My previous APRs of 9.99, 11.99, and 18.99 have been increased to 24.24, 29.99, and 29.99 respectively. Having cut all frivolous/big travel/impetuous youthful spending out of my life (and physically cut up the cards themselves!), I am already on the right track to pay off all of my credit card debt entirely in the next few years. However, the doubling of those interest rates has put an even bigger dent in my monthly payments. I'm not having any trouble meeting minimums (I try to pay at least $100 more than the minimum every month), but paying $300+ per month in interest alone makes me feel faint whenever I think about it. Also, I would like to buy a house sometime in the next 3-4 years, so getting my debt taken care of sooner than later has become the top priority in my life. I have never lacked full-time employment and have been at the same job for the past 7.5 years. Save one small medical bill nearly ten years ago, I have never been so much as a minute late with a credit card, loan, or bill payment. I would much rather have a private citizen earn money from the interest that I would pay on a personal loan than to keep shoveling hundreds of dollars into banks (TARP recipients, no less). It would also be very helpful to automatically have one giant payment withdrawn on one date instead of having to schedule several smaller payments on different due dates. With my current financial situation, depending on the interest rate, I should be able to pay off this loan in a year and a half or less. Thanks so much for any help you could provide with this request.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,913.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414728	$3,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414728. Member loan 414728 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Ability Beyond Disability	Debt-to-income ratio:	0.52%
Length of employment:	9 years 10 months	Location:	DANBURY, CT

Home town:	Bridgeport
Current & past employers:	Ability Beyond Disability
Education:	Western Connecticut State University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to pay for a move from Connecticut to Baltimore. I am a 32 year old new graduate registered nurse. I have secured a job down there and will be moving in a month to begin my career. I have good credit and I am a very stable and realistic person who has held the same job for the past 9 years. I worked full time while I went to nursing school for the past 4 years. I will be using the money from this loan to be able to afford the cost of moving and the initial start-up cost of getting an apartment.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$619.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414732	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414732. Member loan 414732 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Chelsea Piers	Debt-to-income ratio:	2.32%
Length of employment:	4 years 9 months	Location:	NY, NY

Home town:	Saint Paul
Current & past employers:	Chelsea Piers, Private Instructor - self employed
Education:	Providence College

This borrower member posted the following loan description, which has not been verified:

This would be a loan to pay off existing credit card debt acquired from payment I made on an educational course, The Connecticut School of Broadcasting. I put the tuition fee on two different credit cards.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,945.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414778	$5,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414778. Member loan 414778 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Creative Day Concepts	Debt-to-income ratio:	2.04%
Length of employment:	7 years	Location:	Bakersfield, CA

Home town:	Dallas
Current & past employers:	Creative Day Concepts
Education:

This borrower member posted the following loan description, which has not been verified:

I want to continue my education in business

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,973.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 414852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414852	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414852. Member loan 414852 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Bain & Company	Debt-to-income ratio:	1.27%
Length of employment:	3 years 9 months	Location:	Los Angeles, CA

Home town:	Worcester
Current & past employers:	Bain & Company
Education:	Claremont McKenna College, Harvard Business School

This borrower member posted the following loan description, which has not been verified:

This fall, I will be getting married and moving to Cambridge to get my MBA degree. I will have a bonus from my current job, but it is not paid out until later this year, and I am hoping to use this loan to help out with the moving expenses. My current salary is >$100k/year, and I have approximately $20,000 in savings. I would use this loan as to not dip into those savings. Once we are married, my fiance will be helping with my living expenses while are are in school. I will likely pay the loan off early, when I receive my bonus later this year. Thanks for considering me!

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,081.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 414860

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414860	$9,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414860. Member loan 414860 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,042 / month
Current employer:	MIRO PRODUCTIONS, INC	Debt-to-income ratio:	18.66%
Length of employment:	7 years 4 months	Location:	MIAMI, FL

Home town:	CUBA
Current & past employers:	MIRO PRODUCTIONS, INC
Education:	N/A

This borrower member posted the following loan description, which has not been verified:

i whant to get marriage and not to used my savings

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	19
Revolving Credit Balance:	$14,301.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 414872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414872	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414872. Member loan 414872 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$24,250 / month
Current employer:	AzoogleAds	Debt-to-income ratio:	3.57%
Length of employment:	3 years	Location:	Palm Coast, FL

Home town:
Current & past employers:	AzoogleAds
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my debt into a lower interest rate. My credit score is well over 700 with all 3 bureaus and I haven't been late on a payment in many years, so hopefully you will see me as a responsible candidate for this loan. Thanks

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	27
Revolving Credit Balance:	$818.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414951	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414951. Member loan 414951 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Women's Prison Association	Debt-to-income ratio:	19.42%
Length of employment:	2 years 3 months	Location:	Bronx, NY

Home town:	Bronx/ Bronx
Current & past employers:	Women's Prison Association, MIC-Women's Health Services
Education:	CUNY Borough of Manhattan Community College, CUNY Lehman College

This borrower member posted the following loan description, which has not been verified:

I am a college student that is in need of a loan that will provide better refinacing then my credit cares rate. I work full time but do not make enough to clear my credit cares. I would just like to make one monthly payment to one place.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,920.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414952	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414952. Member loan 414952 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,343 / month
Current employer:	Parkway Bank	Debt-to-income ratio:	10.57%
Length of employment:	2 years 6 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Parkway Bank
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

I work a fulltime job and I am also a full time student. I need the money to buy myself a bigger car because I am expecting my second child, and to pay off an existing car accident devt that I have pending. I want to make one payment a month and focus on just that one payment rather than making mulitple smaller payments. My credit is in good standing. I am asking for a reasonable price. I have $5,000.00 balances before and always paid on time and paid in full before the term is over! I just need to have a fresh start! I need this car because my car is giving me too many problems, and with a baby on the way I rather save money for the baby rather than putting money on a broken down vechile. Plus, I would like to get rid of debt I have with the accident because it is something I just want off my back!

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,308.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414971	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414971. Member loan 414971 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Publix Super Markets	Debt-to-income ratio:	24.54%
Length of employment:	1 year 10 months	Location:	Gainesville, FL

Home town:	Miami Beach
Current & past employers:	Publix Super Markets
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card balances into one loan that is at a reasonable, fixed interest rate (14% and under). Credit card rates fluctuate and are based on the prime rate, not fixed. I have been making good credit card payments and have never missed a payment. My credit score is great, dampened only by the fact that I am only 22 years old. Aside form that, I have been using credit lines and have never missed a payment in the 4 years as a credit using adult. I have significant assets in real estate but they are not liquid enough to be able to use to pay off my credit cards and most banks refuse to use real estate as collateral. I am also a 2009 college graduate and have a steady job that I have had for the last 2 years. I have been promoted with pay raise and am scheduled for another in the next couple of months. In summation, I have the net assets to liquidate my debts but I would rather refinance at a lower, fixed rate so that I can save time and possibly money.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,460.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414995	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414995. Member loan 414995 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Attorney's Title Insurance Fund Inc	Debt-to-income ratio:	3.89%
Length of employment:	3 years	Location:	DUNEDIN, FL

Home town:	Bethlehem
Current & past employers:	Attorney's Title Insurance Fund Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I'm hoping to consolidate my credit card bills to move forward and get out of debt. I go to work every day, and get paid bi-weekly. I'd like to be able to pay one bulk payment rather than various little ones. I'd hope to avoid the penalty of high interest rates by doing this.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,090.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415071	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415071. Member loan 415071 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Marfork Processing	Debt-to-income ratio:	17.16%
Length of employment:	15 years	Location:	Bolt, WV

Home town:	Webster Springs
Current & past employers:	Marfork Processing
Education:	West Virginia University at Parkersburg

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to pay a high balance credit card to hopefully get a better rate.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,306.00	Public Records On File:	1
Revolving Line Utilization:	70.20%	Months Since Last Record:	11
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415094

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415094	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415094. Member loan 415094 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,603 / month
Current employer:	Dauntless Corporation	Debt-to-income ratio:	0.87%
Length of employment:	4 months	Location:	Fairfax, VA

Home town:	Cambridge
Current & past employers:	Dauntless Corporation
Education:	Masters Degree in Information Technology

This borrower member posted the following loan description, which has not been verified:

I am a 30-something male looking to make the plunge with my girlfriend. I have decided to try and fix up my condo (lived in for 4 years) so that her and I may be able to sell it, and buy a home together. I am requesting $4,000 for new flooring, lighting and kitchen counter tops. (Supplies mostly as my uncle is a general contractor and will be doing the work) I have excellent credit and carry NO BALANCE on any of my credit cards. Thank you for your consideration

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,220.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415129	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415129. Member loan 415129 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	East West Bank	Debt-to-income ratio:	18.35%
Length of employment:	4 years 1 month	Location:	El Monte, CA

Home town:	Saigon
Current & past employers:	East West Bank, Far East National Bank
Education:	California State University-Los Angeles (CSULA)

This borrower member posted the following loan description, which has not been verified:

Hi, I recently opened my Chase Credit Card (formerly WAMU) statement and saw that my interest rate had sky rocket to an overall rate of 27%. I don't know how this happened but eversince WAMU was brought by Chase, my interest kept on increasing from month to month. I currently owed about $7,200.00 from my May 2009 statement. I'm hoping to get a loan so I can reduce my finance charges to pay off this card faster. I have other credit cards but their rates ranges from 2.99% to 10%(sears credit card). I just learned of this website over the weekend from a good friend. Since I can recall, I always held a job for long periods of time. Since I became a father 4 years ago, my priorities have changed and I've been trying to pay off all my credit card bills but it's been extremely tough. I never thought having a baby can be this expensive but like I said I'm determine to change my life around and to try to get rid of all my credit card bills. I'm a honest person just living paycheck to paycheck right now so anything I can do to save a little money will help a lot to reduce my bills faster. I've been working eversince I was in Junior High School cleaning classrooms in the summer for extra spending money and working weeknights and weekends to support myself. So if anyone can loan me the money, I would really appreciate it and hopefully I can do the same for others when my situation improves after paying my bills off.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,197.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415265	$9,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415265. Member loan 415265 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,100 / month
Current employer:	Lodge Manufacturing Company	Debt-to-income ratio:	11.93%
Length of employment:	5 years	Location:	Ringgold, GA

Home town:	Chattanooga
Current & past employers:	Lodge Manufacturing Company
Education:	The University of Tennessee-Chattanooga

This borrower member posted the following loan description, which has not been verified:

My wife and I are resolved to payoff all our credit card debt and to stop using credit cards. We have paid off a portion of our total credit card debt over the years, and we need a little help to pay it all off. My wife and I are both employed full-time. I have been at my job for five (5) years and she has been at hers for two (2) years. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	53
Revolving Credit Balance:	$10,928.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415277	$4,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415277. Member loan 415277 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Nettworks Group Inc	Debt-to-income ratio:	21.56%
Length of employment:	7 years	Location:	Brandon, MS

Home town:	Pontiac
Current & past employers:	Nettworks Group Inc
Education:	Mississippi State University

This borrower member posted the following loan description, which has not been verified:

I need this loan in order to complete the last leg of my ph.d studies. I am ABD, and need the money as soon as possible to make it. It would be greatly appreciated

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	33	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	51
Revolving Credit Balance:	$32,581.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 415281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415281	$9,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415281. Member loan 415281 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,377 / month
Current employer:	US Postal Service	Debt-to-income ratio:	19.63%
Length of employment:	21 years 6 months	Location:	ATHENS, AL

Home town:	Huntsville
Current & past employers:	US Postal Service, US Army - Redstone Arsenal
Education:

This borrower member posted the following loan description, which has not been verified:

I want this money to have new carpet and hardwood floors installed, new windows, etc. I am a very reliable person. I have always paid my debts and paid them on time. I have a secure job. You will never have to worry about my payment.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,492.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415310	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415310. Member loan 415310 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Boehm Steines LLC	Debt-to-income ratio:	12.43%
Length of employment:	1 month	Location:	Blacksburg, VA

Home town:	Chagrin Falls
Current & past employers:	Boehm Steines LLC, Austin Powder Co.
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I begin working down in the Carolinas later this month, and after not needed a car throughout my college career, I now require one to use daily. I am interested in several cars blue-booked in the range of the requested loan. With my living expenses cut in half by having a roommate, my salary will easily cover the monthly payment.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$130.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415312	$1,600	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415312. Member loan 415312 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	San Jose State University	Debt-to-income ratio:	14.40%
Length of employment:	2 years 6 months	Location:	Oakland, CA

Home town:	San Diego
Current & past employers:	San Jose State University
Education:	San Diego State Univeristy, San Jose State University

This borrower member posted the following loan description, which has not been verified:

I am a recently graduated library science student living in the Bay Area, CA. After 2.5 years of hard work, I have completed the coursework to earn my Master's degree, and am ready to start my career as a librarian. I'm hoping to secure a loan in order to consolidate debt from high-interest credit cards. This loan would help me reduce monthly expenses while I look for a full-time career position. During my job hunt, I will support myself through income from temp work. I look forward to beginning my new career and a debt-free life. This loan will be a great support during this transitional time. Years of working for non-profit organizations and supporting myself through school have left me with some large debts, hence my high DTI. However, I am very consistent with paying my debts on time and pride myself on being a responsible borrower. Please feel free to ask me any questions or request more information. Thank you for looking at my listing!

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,182.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415313	$21,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415313. Member loan 415313 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,416 / month
Current employer:	San Bernardino County	Debt-to-income ratio:	15.58%
Length of employment:	3 years	Location:	REDLANDS, CA

Home town:	Guadalajara
Current & past employers:	San Bernardino County, Burbank Airport, CA., Disneyland Resort, CA
Education:	Cal State Los Angeles, Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I intend to use my loan to zero my two credit cards, line of credit, and a personal loan. I intend to cancel all but one credit card and close my line of credit. I would like to reduce my remaining credit card to a limit of less than $1000.00 for emergency purposes. At this time I can meet all of my monthly debt, but I cannot get ahead with the given interests. I have a 4 year degree in Aviation Management and I currently work for San Bernardino County Airport in California. I rent a room in a home and I have one dependant that currently lives abroad. I work full time and my employer offers me plenty of overtime a month. I currently live alone and I do not live an extravagant lifestyle.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,826.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415315	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415315. Member loan 415315 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Best Buy	Debt-to-income ratio:	8.23%
Length of employment:	2 years 6 months	Location:	Windham, NH

Home town:	Boston
Current & past employers:	Best Buy
Education:	University of South Florida, Merrimack College, University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

For a 2004 Honda CBR 600 F4i

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,347.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415351	$6,400	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415351. Member loan 415351 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Prospect Mortgage	Debt-to-income ratio:	6.15%
Length of employment:	4 months	Location:	San Diego, CA

Home town:	Somers Point
Current & past employers:	Prospect Mortgage, Best Buy Co. Inc.
Education:	University of Delaware, Saint Bonaventure University

This borrower member posted the following loan description, which has not been verified:

I will pay off 2 of my credit cards and pay down the thrid with the full funds. The third has no interest for 9 more months so I can pay the balance at no interest. I accumulated this debt in the past 9 months having just moved to San Diego and just graduated from college in May 2008. This money was used to pay for the cost of living as well as car repairs and other expensises while on the job hunt. I finally got a full time job on February 16th and received an 80 hour paycheck every two weeks with commission once a month. My rent is only $475 a month which leaves me with enough to make payments on this loan should I recieve it. I want to pay down my debt as quickly as I can afford and do not want to be charged large ammounts of interest on the balance.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,810.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415391	$7,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415391. Member loan 415391 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,583 / month
Current employer:	Columbia Univeristy/AMNH	Debt-to-income ratio:	0.46%
Length of employment:	2 years 11 months	Location:	New York, NY

Home town:	Denver
Current & past employers:	Columbia Univeristy/AMNH, The American Museum of Natural History, National Geographic
Education:	University of California-San Diego (UCSD), Columbia University in the City of New York, The American Museum of Natural History

This borrower member posted the following loan description, which has not been verified:

This motorcycle will be used in part to perform biological inventories in Central Africa and to conduct conservation surveys.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	7
Revolving Credit Balance:	$495.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 415394

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415394	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415394. Member loan 415394 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Walden Cass LLC	Debt-to-income ratio:	0.38%
Length of employment:	1 month	Location:	Charleston, SC

Home town:	Chagrin Falls
Current & past employers:	Walden Cass LLC, Visa Inc.
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am beginning to take GMAT classes and need some capital to pay for those as well as some additional funds for an MBA program. My current salary is enough to pay down the loan in a timely fashion.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415468	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415468. Member loan 415468 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.62%
Length of employment:	n/a	Location:	Seattle, WA

Home town:	Fresno
Current & past employers:	The Rainier Club
Education:	Seattle Community College-Central Campus

This borrower member posted the following loan description, which has not been verified:

I am in need of start-up capital for a restaurant in Seattle, WA. The chef who has signed on, Alex Pitts, has been the souschef for Mark Fuller who has just been named Food & Wine top ten chef of 2009. Now Alex is venturing out on his own and trying to make a name for himself. He has the potential with this restaurant to be the next big thing in Seattle. We have gone through the loan process many times only to be told that no one is lending to anyone. We are trying to start this business in a bad economy in order to create jobs and slowly turn things around, but we cannot do it alone.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,213.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415485	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415485. Member loan 415485 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	To-Go Ware	Debt-to-income ratio:	12.84%
Length of employment:	5 years 2 months	Location:	Berkeley, CA

Home town:	Marlboro
Current & past employers:	To-Go Ware
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

My business is called To-Go Ware (to-goware.com) based in Berkeley, CA. A small, green woman-owned business that provides environmentally safe and healthy solutions for food storage and portability. We are growing at over 300% -- thanks to having sustainable products and a recent appearance on the Oprah Winfrey Show! Sounds like we should be rolling in cash, but we are suddenly having to order more inventory, expand our warehousing and optimize some systems that can no longer handle the volume we are now operating at. Most of our goods are imported and we need to order container loads worth of goods at a time, which is a lot of cash up front. So mainly, this will help us continue to stay on track so that we can have the inventory and capacity for the rest of the year.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1973	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	41
Revolving Credit Balance:	$5,867.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415495	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415495. Member loan 415495 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	5.07%
Length of employment:	n/a	Location:	Fairburn, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I have worked in the real estate business for the last 12 years starting as an office manger and then becoming a Licensed Salesperson and I have finally obtained my Broker license and am in the process of starting my own company and could use some help. I will operate the business initially out of my home to keep expenses minimul at start up. I will use the money to help with office setup/operating expenses for the first year. I am honest and very hardworking and I know I can make this work, I have worked since 14 and I have given 100% always to the companies I worked for. I now want to do that for myself and provide true "Customer Service" back to the real estate industry. I just need someone to take a chance on me. I already have 5 agents who have committed to coming to work for me.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	19	Months Since Last Delinquency:	21
Revolving Credit Balance:	$4,744.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415518	$23,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415518. Member loan 415518 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	10.32%
Length of employment:	n/a	Location:	Phoenix, AZ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Thanks for considering my listing. I am looking to get a loan so i can payoff my car and credit card balances..i currently pay $450 for the car & average $400 between all cards. It would be stress free, if i just have to make one payment and not use the credit cards anymore. I have an excellent payment history & have never missed a payment. Your help will be greatly appreciated.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,077.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415552	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415552. Member loan 415552 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Icon corp.	Debt-to-income ratio:	7.40%
Length of employment:	8 years 11 months	Location:	Cheney, WA

Home town:	Enumclaw
Current & past employers:	Icon corp.
Education:	wsu

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate 6 credit card loans + pay down 2 heloc loans saving over $400 per month in interest. and keeping my track record near perfect.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,823.00	Public Records On File:	1
Revolving Line Utilization:	92.60%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415553	$3,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415553. Member loan 415553 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,250 / month
Current employer:	American Express	Debt-to-income ratio:	22.56%
Length of employment:	1 year 2 months	Location:	Kew Gardens, NY

Home town:	New York
Current & past employers:	American Express, KPMG
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

The tax man put a lien on a financial account with more than enough money to pay off the lien. They refuse to remove the lien unless the assessed amount is paid off first. After many rounds of negotiations and hefty legal fees, the final settlement is about 10% of what they initially wanted. Having to put off some bills and scrape off what I can, I am still $3400 short. This is where you come in. The settlement offer is good only until end of business next Wednesday, 6/17 so I can really use your help to fund the lien removal. Once the lien is gone, I will be able to repay this amount in full, within 45 days. Many thanks!

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,843.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415565

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415565	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415565. Member loan 415565 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,967 / month
Current employer:	Pioneer Landscape and Asphalt	Debt-to-income ratio:	8.45%
Length of employment:	7 months	Location:	STONY BROOK, NY

Home town:
Current & past employers:	Pioneer Landscape and Asphalt
Education:

This borrower member posted the following loan description, which has not been verified:

Our home is over due for a paint job. We are not comfortable at this point taking money out of savings, and rather than put the charge on a credit card, (can you say predator?) we'd prefer to take a small loan and pay off the bill.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,334.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 415585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415585	$2,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415585. Member loan 415585 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,517 / month
Current employer:	University of Cincinnati	Debt-to-income ratio:	19.18%
Length of employment:	2 years	Location:	CINCINNATI, OH

Home town:	Cincinnati
Current & past employers:	University of Cincinnati, Hillcrest Training School
Education:	University of Cincinnati-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am a graduate student in a doctoral program. I plan to use the money to invest in my education.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	15
Revolving Credit Balance:	$483.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415593

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415593	$8,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415593. Member loan 415593 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,542 / month
Current employer:	Rite Aid	Debt-to-income ratio:	19.14%
Length of employment:	16 years 6 months	Location:	w. spfld., MA

Home town:	w. spfld. ma
Current & past employers:	Rite Aid, bank of new england 1981-1987
Education:

This borrower member posted the following loan description, which has not been verified:

have been searching for a loan so daughter can finish last year college lender we have used for past 3 years not available this year . i would be gratefull for any help you can offer

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	17
Revolving Credit Balance:	$11,096.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415594	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415594. Member loan 415594 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	n/a	Debt-to-income ratio:	3.00%
Length of employment:	2 years 5 months	Location:	Fresno, CA

Home town:	Sanger
Current & past employers:	Program Leader
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

The loan amount requesting will be used for getting dental work done and for paying for my tuition and some of my left over debts. Any assistant in helping me getting this loan will greatly be appreciated.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,449.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415598	$1,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415598. Member loan 415598 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$800 / month
Current employer:	Edsue	Debt-to-income ratio:	23.01%
Length of employment:	6 months	Location:	Baton Rouge, LA

Home town:	Houston
Current & past employers:	Edsue
Education:	Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

I need this loan to pay for my education at Louisiana State University A&M College. Without this loan, i will not be able to return to school, cause my financial aid does not cover all of my expenses. I am an out-of-state student from texas so my expenses are much much higher. Please consider funding this loan, i am a very responsible young women, and this loan WILL be paid back, my father and i have already set up a system to pay back the loan, so once again, please fund this loan so i my continue my education, thank you all. Shondra R. Taylor

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415599

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415599	$13,750	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415599. Member loan 415599 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	disabled on fixed income	Debt-to-income ratio:	24.65%
Length of employment:	12 years 6 months	Location:	Jackson, FL

Home town:	Greenlawn
Current & past employers:	disabled on fixed income, legal secretary/paralegal for private law firms, realtor, Century 21
Education:	St. Leo University, Broward County Community College

This borrower member posted the following loan description, which has not been verified:

One year ago, I noticed that one of my credit cards was "chasing the balance." That is a new term for, when the balance is paid down, they reduce your credit limit. I had used these cards to make home improvements and got low introductory rates for the life of the loan. Come the first of this year, I received letters from the credit card issuers that they were reneging on their agreements and raising the interest rate, unless I cancelled the card. Of several of the other cards, those credit cards wrote to say they were also raising the rates on previous balances, going forward. I was left with a shrinking available credit line at very high rates, and the "chasing of balance" lowered my credit score. I still have a good credit score and a perfect payment record. It's just not as good as it was before the credit card companies reneged on their promises. I'm on a fixed income but it has been and still is enough to make minimum payments on everything. That is not getting me anywhere on getting things paid off. I inquired about getting a home equity loan, but even though I CAN do it, I am not sure I should. I took a 15 year fixed rate mortgage, with 20% down, and it will be paid off in 11 years or sooner. I hope to be debt free by the end of the three year loan I am applying to get on the Lending Club (except for my mortgage). The mortgage balance is only $67,000, so I am living very conservatively and I'm not "upside down" on my mortgage. I am pursuing alternative means of bring in more income, including selling many of my unused possessions on Amazon, eBay and we just recently got a Craigslist in my small town, so I will be listing large items there. I do read every bit of personal finance information I can find on the internet, and when I find a tip I can use, either to save money or make some, I do it. I am totally committed to getting out of debt, so that I can be a blessing to others less fortunate and "pay it forward." I hope you'll decide that my loan is worthy of funding, and allow me to get the credit card monsters out of my life once and for all! Thank you for your time.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1980	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,914.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 415601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415601	$5,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415601. Member loan 415601 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Carolina Sun Gmac real estate	Debt-to-income ratio:	18.48%
Length of employment:	3 months	Location:	Mt. Pleasant, SC

Home town:	Blacksburg
Current & past employers:	Carolina Sun Gmac real estate, Disher, hamrick and Myers
Education:	College of Charleston

This borrower member posted the following loan description, which has not been verified:

Beginning real estate agent 100% commission based with deals are ready in the works

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,235.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415631	$16,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415631. Member loan 415631 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Publix Supermarkets, Inc	Debt-to-income ratio:	18.53%
Length of employment:	4 years 6 months	Location:	Norcross, GA

Home town:	Champaign
Current & past employers:	Publix Supermarkets, Inc
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I am seekinf financing for a retail business venture I have planned. I am out of the Atlanta area and I am planning on opening a chain of retail clothing stores here. I have everything set-up and I am now in the process of securing the remaining finances needed to get the venture off the ground. I have a stable job currently and a stable credit history. I think I will be able to get the financing, but I am exhausting all possible options in my search. I have a business plan that can be reviewed and I can personally answer any questions you may have about myself or the business.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$3,364.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415691	$16,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415691. Member loan 415691 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,393 / month
Current employer:	Home Solutions Consulting & Investment Corp.	Debt-to-income ratio:	3.68%
Length of employment:	3 years	Location:	Pembroke Pines, FL

Home town:	Puerto Principe
Current & past employers:	Home Solutions Consulting & Investment Corp., Subway
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I am a good candidate for this loan because I am a dependable and reliable person. I always pay my bills on time. Education widens your opportunities.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415722	$5,100	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415722. Member loan 415722 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Medcentrix	Debt-to-income ratio:	13.53%
Length of employment:	2 years	Location:	Oak Forest, IL

Home town:
Current & past employers:	Medcentrix
Education:

This borrower member posted the following loan description, which has not been verified:

I want to close out all open accounts I currently have and hopefully get a lower interest rate.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	5
Revolving Credit Balance:	$3,049.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415760

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415760	$18,250	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415760. Member loan 415760 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Law Office	Debt-to-income ratio:	9.08%
Length of employment:	1 year	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Law Office
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I need the money because my father lost his job and he was helping me pay for school.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,942.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415790	$3,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415790. Member loan 415790 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,765 / month
Current employer:	n/a	Debt-to-income ratio:	2.35%
Length of employment:	n/a	Location:	Tallahassee, FL

Home town:	Miami
Current & past employers:
Education:	Florida State University, Forest Institute of Professional Psychology

This borrower member posted the following loan description, which has not been verified:

I graduated from Florida State University with a BS in Psychology in December. Fortunately I have the opportunity to attend graduate school. I'm in pursuit of getting a doctorate degree. I need funds to move me from Miami, FL to Springfield, MO. Since the time I graduated I've been looking for employment and it has been difficult. I'm turning to a loan as my last resort.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$908.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415792

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415792	$16,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415792. Member loan 415792 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	SAISD	Debt-to-income ratio:	4.93%
Length of employment:	15 years	Location:	San Angelo, TX

Home town:	San Angelo
Current & past employers:	SAISD
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate my daughters private student loans.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	5
Revolving Credit Balance:	$1,330.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415801	$7,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415801. Member loan 415801 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Pensacola Christian College	Debt-to-income ratio:	13.36%
Length of employment:	20 years 6 months	Location:	Milton, FL

Home town:	Florence
Current & past employers:	Pensacola Christian College
Education:	Free Will Baptist Bible College

This borrower member posted the following loan description, which has not been verified:

I wish to consolidate my 5 cards with a lower rate. My goal is to have the balance paid off in three years or less. I have an excellent credit rating and I always pay more than the minimum payment every month. Thanks for your help. sharp993

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,054.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415810

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415810	$9,250	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415810. Member loan 415810 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,542 / month
Current employer:	LearningMatters	Debt-to-income ratio:	22.58%
Length of employment:	1 year	Location:	Glendale, AZ

Home town:	Pottsville
Current & past employers:	LearningMatters
Education:	Grand Canyon University, Salt Lake Community College, Columbia International University

This borrower member posted the following loan description, which has not been verified:

This money will be used to secure financial freedom for the rest of this year in order to finish work on my Master's degree and engage in student teaching. Graduation is expected in early 2010. Thus far I have a 4.0 average in my Master's of Elememtary Education program.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	42	Months Since Last Delinquency:	14
Revolving Credit Balance:	$9,696.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415811	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415811. Member loan 415811 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	JM Waller Associates	Debt-to-income ratio:	6.84%
Length of employment:	6 years	Location:	Riverdale, GA

Home town:
Current & past employers:	JM Waller Associates
Education:

This borrower member posted the following loan description, which has not been verified:

I'm one of those individuals that's currently in the news: "...excellent credit history, but has seen his interest rates double due to blah, blah, blah..."

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,050.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415863	$1,300	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415863. Member loan 415863 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	n/a	Debt-to-income ratio:	22.38%
Length of employment:	n/a	Location:	Prospect Heights, IL

Home town:
Current & past employers:	NEC Display Solutions
Education:	NYIT

This borrower member posted the following loan description, which has not been verified:

Hello, My husband is in his Junior year of college with NYIT for a BA of Advertising. He left school for a months for the birth of our beautiful daughter. When he got ready to go back their was a surpise. Not told to us by his student advisor his federal loans were returned because of him being gone from school. Most of it will be returned but he needs $1300 to get back. He was also told great news from his job that they will pay for 8 classes a year plus books. But he needs this small amount to get going. At the same time they will pay for 25% (up to $10,000) in past credits recieved but again he needs to be in school to receive this. I am a stay at home mom but he works full time as a bid analyst for one of the largest LCD and Projector companies. His salary is $38000 year plus a 5% bonus each 6 months if the company meets its goals. Because he goes to school we do recieve a tax refund that is over $2000 each year.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	14
Revolving Credit Balance:	$7,404.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415878	$9,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415878. Member loan 415878 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,672 / month
Current employer:	n/a	Debt-to-income ratio:	19.04%
Length of employment:	n/a	Location:	Elroy, WI

Home town:	Richland Center
Current & past employers:	United States Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

I have an opportunity to purchase a utility tractor from our neighbors who are selling their home. They have a John Deere Tractor with a bucket and cab they are looking to sell. I live in the country and have an extremely long and hilly driveway and the purchase of this tractor would be to plow the driveway during the winter months as well as grading the gravel on the driveway during the spring/summer months. I am a responsible person and can be trusted to pay back this loan. I was referred to you buy E-Loan, who I have heard great things about and thought I would give them a try instead of going to my local bank. I would appreciate an approval of my anticipated purchase. Thank you.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$336.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415899

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415899	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415899. Member loan 415899 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	18.23%
Length of employment:	4 years 10 months	Location:	Saratoga, CA

Home town:	Santa Clara
Current & past employers:	Morgan Stanley Smith Barney, Charls Schwab
Education:	SJSU

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate some outstanding personal debt at a solid rate.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,578.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415924	$3,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415924. Member loan 415924 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,850 / month
Current employer:	Common Ground Community	Debt-to-income ratio:	8.42%
Length of employment:	1 year 2 months	Location:	Brooklyn, NY

Home town:	Somerset
Current & past employers:	Common Ground Community, Catholic Charities of Brooklyn and Queens
Education:	University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

I will use the $3,500 to consolidate my three credit cards from college with all my books, gas, food, beer, etc. I graduated two years ago and have had a steady job since. I wish to pay this amount off so I can get a clean start, as I am currently paying $200 a month and with the little that is actually going to the amount of the debt it will take me years. I realized that I will be lowering my total ending debt amount as well as lowering my payment all while being able to pay off the debt within three years. This fits comfortably into my budget and will actually be better for me as I will be spending less per month on the bills. I work in social services and I'm exceptional at it, so I will never be out of a job.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,174.00	Public Records On File:	0
Revolving Line Utilization:	89.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415931	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415931. Member loan 415931 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Kewill Solutions	Debt-to-income ratio:	14.61%
Length of employment:	9 years	Location:	New York, NY

Home town:	Quincy
Current & past employers:	Kewill Solutions, Clearcross Ltd
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

If I can secure a loan for the amount requested.....I will be able to pay off my credit card debt and pay off the loan within 2 years. My current credit rating is between 680 to 700. My annual income is 70,000 a year.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,168.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 377886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
377886	$4,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 377886. Member loan 377886 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	One of the "Big 4" CPA Firms	Debt-to-income ratio:	2.45%
Length of employment:	1 year	Location:	Miami, FL

Home town:	Miami
Current & past employers:	One of the "Big 4" CPA Firms
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

I had $15,000 on credit cards for Undergra/Graduate school expenses. I graduated in May 2008 and started working full time for a large accounting firm. Since then I have paid down my credit card debt to $9,500. If you read my credit report, you will see I have never missed a single credit card payment in my life and I expect to pay them off in 2 more years. However due to the financial crisis these credit card companies start raising their interest rates without cause. The interest rate I am getting here will probably be the same as those credit card companies charging me, but I would rather give my business to someone who at least would appreciate me as a good paying borrower not an account number that they could manipulate with.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,757.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415746

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415746	$7,200	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415746. Member loan 415746 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Merit Realty	Debt-to-income ratio:	13.07%
Length of employment:	5 years 7 months	Location:	Las Vegas, NV

Home town:	New Orleans
Current & past employers:	Merit Realty, The Coca-Cola Company
Education:	Loyola University New Orleans, College of Southern Nevada

This borrower member posted the following loan description, which has not been verified:

Private Student Loan - Nursing Studies

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,635.00	Public Records On File:	0
Revolving Line Utilization:	97.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415886	$4,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415886. Member loan 415886 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	self-employed	Debt-to-income ratio:	4.37%
Length of employment:	3 years 3 months	Location:	brooklyn, NY

Home town:	Austin
Current & past employers:	self-employed
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

My two-year-old is due to start pre-school in September and I am seeking a loan to cover the initial regestration fees.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	42
Revolving Credit Balance:	$1,961.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415972	$19,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415972. Member loan 415972 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,117 / month
Current employer:	Dr. Roy R. Jolley DDS	Debt-to-income ratio:	8.60%
Length of employment:	1 year 1 month	Location:	LITTLE ROCK, AR

Home town:
Current & past employers:	Dr. Roy R. Jolley DDS
Education:

This borrower member posted the following loan description, which has not been verified:

We are in the process of looking for a new boat. We have owned a few boats but have bought them with cash and they have all been older boats. Our family camps every weekend in the summer. With two young boys we are looking to trade in our Yamaha jet boat and find a new boat that is safe for them. We have found a few boats and are currently doing research. My husband and I are responsible on our payments. He has been in his job for 6 years. I have been in my current position for just over a year. Our current condition financially is fine. We have bonus money on top of our salary. It would be a blessing to our family to have a new boat...not one that breaks down on the water with 2 kids!

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	12	Months Since Last Delinquency:	5
Revolving Credit Balance:	$258.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 415990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415990	$11,525	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415990. Member loan 415990 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	City of Lansing Police Department	Debt-to-income ratio:	22.37%
Length of employment:	2 years	Location:	LANSING, MI

Home town:	Ann Arbor
Current & past employers:	City of Lansing Police Department
Education:	Lansing Community College

This borrower member posted the following loan description, which has not been verified:

I recently got divorced and have purchased a new home. I am trying to consolidate and pay off several credit cards that my ex wife and I shared.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,558.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416002	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416002. Member loan 416002 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	GKN Aerospace	Debt-to-income ratio:	7.12%
Length of employment:	5 years 6 months	Location:	Costa Mesa, CA

Home town:	Pipestone
Current & past employers:	GKN Aerospace, Woodward Governor, Johnson Controls
Education:	South Dakota State University, North Dakota State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I currently have 2 credit cards totalling almost $7K with respective APR's of 18% and 28%. I have been unsuccessful in negotiating long term lower rates and rarely play the "low introductory offer/balance transfer" game. This debt has accumulated over the last several years with the majority of it coming from small emergencies and having only a small amount of emergency cash saved. I've always paid more than the minimum, usually doubling the payments, and have had no late payments or defaults in my credit history. I also have a great payment history on other responsibilities such as rent, utilities, insurance, etc that is documented. I am a mechanical engineer working in product development for an aerospace company in Southern California. I've worked for the same employer for over 5 years and am in a stable environment.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,477.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416011	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416011. Member loan 416011 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Placer County Water Agency	Debt-to-income ratio:	20.54%
Length of employment:	3 years 8 months	Location:	Grass Valley, CA

Home town:	Fountain Valley
Current & past employers:	Placer County Water Agency, PC Solutions Of Auburn
Education:

This borrower member posted the following loan description, which has not been verified:

I plan on using the money from this loan to consolidate my credit card debt into a single payment. I will be closing my cards, except for the one I have had the longest, and plan on paying this debt off over the next 2 years. While I have maintained some credit card debt over the years, I have always made timely payments and always pay more than the minimum. I have a reliable career with a local government special district and have been employed here for 5 years. I take my debt and my credit seriously and am working to clear my outstanding debt so I can purchase a home in the near future.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,777.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416022	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416022. Member loan 416022 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,416 / month
Current employer:	Immediate Medical Care of CNY PC	Debt-to-income ratio:	10.99%
Length of employment:	1 year 6 months	Location:	FAYETTEVILLE, NY

Home town:	Syracuse
Current & past employers:	Immediate Medical Care of CNY PC, Pulmonary Health Physicians
Education:	Morrisville State College

This borrower member posted the following loan description, which has not been verified:

For Personal Expenses

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,817.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416047	$10,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416047. Member loan 416047 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	self	Debt-to-income ratio:	10.74%
Length of employment:	10 years	Location:	San Clemente, CA

Home town:	los angeles
Current & past employers:	self
Education:	Saddleback College

This borrower member posted the following loan description, which has not been verified:

I am a single parent and am in my final semester of nursing school at Saddleback College in Mission Viejo, Ca. I need assistance getting through the next nine months untill I graduate and begin working as an R.N.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	26
Revolving Credit Balance:	$3,783.00	Public Records On File:	1
Revolving Line Utilization:	54.00%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416096	$1,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416096. Member loan 416096 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Tech Data Corporation	Debt-to-income ratio:	5.05%
Length of employment:	13 years 8 months	Location:	Tampa, FL

Home town:	Climax
Current & past employers:	Tech Data Corporation, Quaker Oats
Education:	DeVry University-Illinois

This borrower member posted the following loan description, which has not been verified:

This is to install a new fence in my backyard. It will require a gate large enough for a car to enter. It will require a small gate - large enough to get a human / wheel barrel through. I plan on paying this off at a monthly rate of $200 (or more) Thank You!

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,433.00	Public Records On File:	1
Revolving Line Utilization:	39.30%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416169	$24,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416169. Member loan 416169 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Live Well Training and Get in Shape for Women	Debt-to-income ratio:	10.58%
Length of employment:	1 year	Location:	Arlington, MA

Home town:	Portsmouth
Current & past employers:	Live Well Training and Get in Shape for Women, Simmons College, Barnes & Noble
Education:	Tufts University, University of Massachusetts

This borrower member posted the following loan description, which has not been verified:

My wife and I are open a small group personal training studio (groups of 4 people at a time) on September 1. We will be franchisees within an existing successful regional franchise. Each of the other 23 locations has been profitable from the first month of opening, thanks to a solid business model and pooled marketing resources. In addition to running a profitable in-home personal training business, I have been working a few hours per week in one of these existing locations as a personal trainer for research and assessment. From that perspective and experience, I feel strongly that their personal training model is sound and effective, as is their business model. The lead, sales, and new customer experience, accountability measures, and ongoing warm and extensive customer service are all part of what makes these studios successful. Beyond that, a small group training studio has far more profit potential than my successful in-home training business can ever hope to. There are no direct competitors for this business yet - most similar businesses (such as Fitness Together) do simultaneous multiple one-on-one pt sessions and as a result must have a large space and therefore higher overhead and higher price point. Or are like Curves and do not actually provide personal training (and have a number of other built-in problems impeding their success). The small group aspect allows for relatively high volume in a small space. The price point is high enough for a good profit margin (because clients receive quality personalized training) but low enough to be competitive in the personal training field (because of the small group aspect). We have completed a strong business plan, talked to most of the current owners, and have committed our own resources to making this happen. With most of the $ resources in place that we believe we will need to start up successfully, we are just down to raising a remaining $15-25k to have as working capital. As an aside, we have also substantially revisited and revised our long-term financial planning. As proud parents to a 17-month old son, we definitely see this business, and the 1-2 more locations we hope to open in the next five years as the building blocks to a modest but comfortable living for our family. But know that we also plan to use our financial success as a jumping off point to fund yoga and meditation instruction in schools for both kids and teachers. My wife is both a higher education fundraising consultant and also a children's yoga instructor. Through her work, we have seen that there is growing interest and research supporting such efforts in K-12 schools, but often not enough funding to make it happen. Those who invest in getting our personal training business off the ground are also investing in that future.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$981.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416170	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416170. Member loan 416170 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	MedTech Sales Corporation	Debt-to-income ratio:	6.00%
Length of employment:	5 years 2 months	Location:	Loganville, GA

Home town:
Current & past employers:	MedTech Sales Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am recently divorced and have relocated south to be able to spend more time with my family. My brother owns a very successful lawn maintenance company and we would like to expand and better serve the needs of our customers. He has moe business now than he can handle, so I am going to come on board and help him with the expansion of the business. The loan will primarily be used to purchase new equipment and help offset the immediate cost of hiring more employees. In turn, I will receive a stake in the business for fronting the capital. I was referred here by eloan.com so hopefully this goes smoothly.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$802.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416175	$18,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416175. Member loan 416175 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,467 / month
Current employer:	COLUMBUS TECHNICAL COLLEGE	Debt-to-income ratio:	21.59%
Length of employment:	4 years 2 months	Location:	COLUMBUS, GA

Home town:	Oklahoma City
Current & past employers:	COLUMBUS TECHNICAL COLLEGE
Education:	Troy State University at Phoenix City

This borrower member posted the following loan description, which has not been verified:

THIS LOAN WILL BE USED TO PAY OFF HIGH INTEREST CREDIT CARDS AND SMALLER BILLS TO LOWER MONTHLY PAYMENTS. I WILL USE AUTOMATIC DEBIT EACH MONTH TO PAY BACK THIS LOAN AND INTEND TO PAY IT OFF BEFORE THE 36 MONTHS. I PAY ALL MY BILLS ON TIME AND MORE THAN WHAT IS DUE.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	36	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	79	Months Since Last Delinquency:	55
Revolving Credit Balance:	$10,169.00	Public Records On File:	1
Revolving Line Utilization:	20.50%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416176	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416176. Member loan 416176 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Plateau Systems	Debt-to-income ratio:	11.87%
Length of employment:	1 year 6 months	Location:	arlington, VA

Home town:	Mumbai
Current & past employers:	Plateau Systems
Education:	University of Nebraska at Omaha

This borrower member posted the following loan description, which has not been verified:

I have been running a successful event management company for past 2 years. We have had many successful events in this past 2 years and now we have a very big opportunity with Indian's # 1 STAR TV. We are hostng star tv's biggest FUN show 'The great Indian Laughter Nite' in 10 cities in USA. This show is bound to be success. I need investment amount upfront for this event. Please check www.laughternite2009.com for more details on the mega event

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,951.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416197	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416197. Member loan 416197 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Van Buren Police	Debt-to-income ratio:	6.51%
Length of employment:	14 years 5 months	Location:	Belleville, MI

Home town:	Maccomb
Current & past employers:	Van Buren Police
Education:	Maccomb

This borrower member posted the following loan description, which has not been verified:

I need some extra money to help fund my wedding, so I am not short changing myself

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,991.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Posting Report Supplement No. 244 dated June 13, 2009